     HARTFORD
     LIFE INSURANCE COMPANY
     GROUP VARIABLE ANNUITY CONTRACTS
    [LOGO]
     ISSUED BY HARTFORD LIFE INSURANCE COMPANY
     WITH RESPECT TO DC-I AND DC-II


   The variable annuity contracts (hereinafter the "contract" or "contracts" or "Master Contracts") described in this Prospectus are issued by Hartford Life Insurance Company ("Hartford"). The contracts provide for both an Accumulation Period and an Annuity Period.


   On contracts issued in conjunction with a Deferred Compensation Plan of an Employer, variable account Contributions are held in Hartford Life Insurance Company DC Variable Account-I ("DC-I") during the Accumulation Period and in a series of Hartford Life Insurance Company Separate Account Two ("DC-II") during the Annuity Period.

   On contracts issued in conjunction with a Qualified Plan of an employer, all variable account Contributions during both the Accumulation Period and Annuity Period are held in DC-II.

   The contracts to which contributions may be made may contain a General Account option or a separate General Account contract may be issued in conjunction with the contracts described herein. The General Account option or contract may contain restrictions on a Contract Owner's ability to transfer Participant Account Values to or from such contract or option. The General Account option or contract and these restrictions, if any, are not described in this Prospectus.

   The contracts are used in conjunction with Deferred Compensation Plans of tax-exempt and governmental employers as well as with Qualified Plans established by Employers generally (tax-exempt and non-tax-exempt).

   The following Sub-Accounts are available under the contracts. Opposite each Sub-Account is the name of the underlying investment for that Account.


 Advisers Fund             --  shares of Hartford Advisers Fund, Inc.
   Sub-Account                 ("Advisers Fund")
 Bond Fund Sub-Account     --  shares of Hartford Bond Fund, Inc. ("Bond Fund")
 Calvert Responsibly       --  shares of Calvert Responsibly Invested Balanced
   Invested Balanced           Portfolio of Acacia Capital Corporation
   Portfolio Sub-Account       ("Calvert Responsibly Invested Balanced
                               Portfolio")
 Capital Appreciation      --  shares of Hartford Capital Appreciation Fund,
   Fund Sub-Account            Inc. ("Capital Appreciation Fund")
 Dividend and Growth Fund  --  shares of Hartford Dividend and Growth Fund,
   Sub-Account                 Inc. ("Dividend and Growth Fund")
 Index Fund Sub-Account    --  shares of Hartford Index Fund, Inc. ("Index
                               Fund")
 International             --  shares of Hartford International Opportunities
   Opportunities Fund          Fund, Inc. ("International Opportunities Fund")
   Sub-Account
 Money Market Fund         --  shares of HVA Money Market Fund, Inc. ("Money
   Sub-Account                 Market Fund")
 Mortgage Securities Fund  --  shares of Hartford Mortgage Securities Fund,
   Sub-Account                 Inc. ("Mortgage Securities Fund")
 Stock Fund Sub-Account    --  shares of Hartford Stock Fund, Inc. ("Stock
                               Fund")
 AMS/American Century VP   --  shares of American Century Variable Portfolios,
   Advantage Fund              Inc. American Century VP Advantage ("AMS/
   Sub-Account                 American Century VP Advantage Fund")
 AMS/American Century VP   --  shares of American Century Variable Portfolios,
   Capital Appreciation        Inc. American Century VP Capital Appreciation
   Fund Sub-Account            ("AMS/American Century VP Growth Fund")
 AMS/Fidelity VIP II       --  shares of Fidelity Investments Variable
   Asset Manager Fund          Insurance Products II Asset Manager
   Sub-Account                 ("AMS/Fidelity VIP II Asset Manager Fund")
 AMS/Fidelity VIP II       --  shares of Fidelity Investments Variable
   Contrafund Fund             Insurance Products II Contrafund Fund
   Sub-Account                 ("AMS/Fidelity VIP II Contrafund Fund")
 AMS/Fidelity VIP Growth   --  shares of Fidelity Investments Variable
   Fund Sub-Account            Insurance Products Growth Fund ("AMS/Fidelity
                               VIP Growth Fund")
 AMS/Fidelity VIP          --  shares of Fidelity Investments Variable
   Overseas Fund Sub-          Insurance Products Overseas Fund ("AMS/Fidelity
   Account                     VIP Overseas Fund")




 This Prospectus sets forth the information concerning the Separate Account that investors ought to know before investing. This Prospectus should be kept for future reference. Additional information about the Separate Account has been filed with the Securities and Exchange Commission and is available without charge upon request. To obtain the Statement of Additional Information send a written request to Hartford Life Insurance Company, Attn: RPVA Administration, P. O. Box 2999, Hartford, CT 06104-2999. The Table of Contents for the Statement of Additional Information may be found on page 40 of this Prospectus. The Statement of Additional Information is incorporated by reference to this Prospectus.

 ------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUSES OF THE APPLICABLE ELIGIBLE FUNDS LISTED ABOVE WHICH CONTAIN A FULL DESCRIPTION OF THOSE FUNDS. INVESTORS ARE ADVISED TO RETAIN THESE PROSPECTUSES FOR FUTURE REFERENCE.

 ------------------------------------------------------------------------------


 Prospectus Dated: May 1, 1997
 Statement of Additional Information Dated: May 1, 1997

                               TABLE OF CONTENTS


 SECTION                                                                   PAGE
 ------------------------------------------------------------------------  ----
 GLOSSARY OF SPECIAL TERMS...............................................    3
 FEE TABLE...............................................................    5
 SUMMARY.................................................................    7
 ACCUMULATION UNIT VALUES................................................    9
 PERFORMANCE RELATED INFORMATION.........................................   14
 INTRODUCTION............................................................   15
 THE CONTRACTS AND THE SEPARATE ACCOUNTS.................................   15
   What are the contracts?...............................................   15
   Who can buy these contracts?..........................................   15
   What are the Separate Accounts and how do they operate?...............   16
 OPERATION OF THE CONTRACT...............................................   17
   How are Contributions credited?.......................................   17
   May I make changes in the amounts of my Contributions?................   17
   May I systematically transfer assets to the Sub-Accounts?.............   17
   May I transfer assets between Sub-Accounts?...........................   18
   What happens if the Contract Owner fails to make Contributions?.......   18
   May I assign or transfer the contract?................................   18
   How do I know what my account is worth?...............................   19
   How is the Accumulation Unit value determined?........................   19
   How are the underlying Fund shares valued?............................   19
 PAYMENT OF BENEFITS.....................................................   19
   What would my Beneficiary receive as death proceeds?..................   19
   How can a contract be redeemed or surrendered?........................   20
   Can payment of the redemption or surrender value ever be postponed
    beyond the seven day period?.........................................   20
   May I surrender once Annuity payments have started?...................   21
   Are there differences in the contract related to the type of plan in
    which the Participant is enrolled?...................................   21
   Can a contract be suspended by a Contract Owner?......................   21
   How do I elect an Annuity Commencement Date and Form of Annuity?......   21
   What is the minimum amount that I may select for an Annuity
    payment?.............................................................   21
   How are Contributions made to establish my Annuity account?...........   22
   What are the available Annuity options under the contracts?...........   22
   How are Variable Annuity payments determined?.........................   23
   Can a contract be modified?...........................................   24
 CHARGES UNDER THE CONTRACT..............................................   25
   How are the charges under these contracts made?.......................   25
   Is there ever a time when the sales charges do not apply?.............   25
   What do the sales charges cover?......................................   25
   What is the mortality, expense risk and administrative charge?........   25
   Are there any other administrative charges?...........................   26
   Experience Rating of Contracts........................................   26
   How much are the deductions for Premium Taxes on these contracts?.....   27
   What charges are made by the Funds?...................................   27
   Are there any other deductions?.......................................   27
 HARTFORD LIFE INSURANCE COMPANY AND THE FUNDS...........................   27
   What is Hartford?.....................................................   27
   What are the Funds?...................................................   27
   Does Hartford have any interest in the Funds?.........................   31
 FEDERAL TAX CONSIDERATIONS..............................................   31
   What are some of the federal tax consequences which affect these
    contracts?...........................................................   31
 MISCELLANEOUS...........................................................   35
   What are my voting rights?............................................   35
   Will other contracts be participating in the Separate Accounts?.......   36
   How are the contracts sold?...........................................   36
   Who is the custodian of the Separate Accounts' assets?................   36
   Are there any material legal proceedings affecting the Separate
    Accounts?............................................................   36
   Are you relying on any experts as to any portion of this
    Prospectus?..........................................................   36
   How may I get additional information?.................................   37
 APPENDIX -- ACCUMULATION PERIOD UNDER PRIOR GROUP CONTRACTS.............   38
 TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION...............   40

                           GLOSSARY OF SPECIAL TERMS

ACCUMULATION PERIOD: The period before the commencement of Annuity payments.

ACCUMULATION UNIT: An accounting unit of measure used to calculate values before Annuity payments begin.

ANNUAL CONTRACT FEE: A fee charged for establishing and maintaining a Participant's Individual Account under a contract.

ANNUITANT: A Participant on whose behalf Annuity payments are to be made under a contract.

ANNUITANT'S ACCOUNT: An account established at the commencement of the Annuity Period under which Annuity payments are made under the contracts.

ANNUITY: A series of payments for life, or for life with a minimum number of payments or a determinable sum guaranteed, or for a joint lifetime and thereafter during the lifetime of the survivor, or for payments for a designated period.

ANNUITY COMMENCEMENT DATE: The date on which Annuity payments are to commence.

ANNUITY PERIOD: The period following the commencement of Annuity payments.

ANNUITY RIGHTS: The Contract Owner's right in situations where the contract is issued in conjunction with a Deferred Compensation Plan to apply up to five times the gross contributions made to the contract during the Accumulation Period (in DC-I only), at the Annuity rates set forth in the contract at the time of issue, at the commencement of the Annuity Period to effect Annuity payments.

ANNUITY UNIT: An accounting unit of measure in the Separate Account used to calculate the amount of Variable Annuity payments.

BENEFICIARY: The person(s) designated to receive contract values in the event of the Participant's or Annuitant's death.

CODE: The Internal Revenue Code of 1986, as amended.

COMMISSION: Securities and Exchange Commission.

CONTRACT OWNER: The Employer or entity owning the contract.

CONTRACT YEAR: A period of 12 months commencing with the effective date of the contract or with any anniversary thereof.


CONTRIBUTION(S): The amount(s) paid or transferred to Hartford by the Contract Owner on behalf of Participants pursuant to the terms of the contracts.



DATE OF COVERAGE: The date on which the application on behalf of a Participant is received by Hartford.



DC VARIABLE ACCOUNT I: Hartford Life Insurance Company DC Variable Account I.


DC VARIABLE ACCOUNT II: A series of Hartford Life Insurance Company Separate Account Two.

DEFERRED COMPENSATION PLAN: A plan established and maintained in accordance with the provisions of Section 457 of the Internal Revenue Code and the regulations issued thereunder.

EMPLOYER: A governmental or tax-exempt Employer maintaining a Deferred Compensation Plan for its Employees or an Employer establishing a Qualified Plan for its Employees.

FIXED ANNUITY: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.


FUNDS: Currently, the Funds described commencing on page 27 of this Prospectus.



GENERAL ACCOUNT: The General Account of Hartford which consists of all assets of Hartford other than those allocated to the Separate Accounts of Hartford.



HARTFORD: Hartford Life Insurance Company.


MINIMUM DEATH BENEFIT: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have commenced.

PARTICIPANT: A term used to describe, for recordkeeping purposes only, any Employee electing to participate in the Deferred Compensation or Qualified Plan of the Employer/Contract Owner.

PARTICIPANT'S CONTRACT YEAR: A period of twelve (12) months commencing with the Date of Coverage of a Participant and each successive 12 month period thereafter.


PARTICIPANT'S INDIVIDUAL ACCOUNT: An account to which the General Account values and the Separate Account Accumulation Units held by the Contract Owner on behalf of Participant under the contract are allocated.



PLAN: The Deferred Compensation Plan or Qualified Plan of an Employer.


PREMIUM TAX: A tax charged by a state or municipality on premiums, purchase payments or contract values.

QUALIFIED PLAN: A voluntary plan of an Employer which qualifies for special tax treatment under a section of the Internal Revenue Code.

SEPARATE ACCOUNT: The Account entitled Hartford Life Insurance Company DC Variable Account-I ("DC-I") and a series of Hartford Life Insurance Company Separate Account Two ("DC-II").

SUB-ACCOUNT: Accounts established within the Separate Account with respect to a Fund.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between successive Valuation Days.

VARIABLE ANNUITY: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying securities of the Separate Account.

                                   FEE TABLE
                                    SUMMARY
                      Contract Owner Transaction Expenses
                               (All Sub-Accounts)



 Sales Load Imposed on Purchases (as a percentage of premium
   payments).......................................................    None
 Transfer Fee......................................................  $    5
 Contingent Deferred Sales Charge (as a percentage of amounts withdrawn)
     First through Six Year (1)....................................       7%
     Seventh through Twelfth Year..................................       5%
     Thirteenth Year...............................................       0%
 Annual Contract Fee (2)...........................................  $   18

 Annual Expenses--Separate Account (as a percentage of average account value)
     Mortality and Expense Risk (DC I).............................   0.900%
     Mortality and Expense Risk (DC II)............................   1.250%



    The Transfer Fee, Contingent Deferred Sales Charge, Annual Contract Fee and Mortality and Expenses Risk charge may be reduced or eliminated. See "Experience Rating of Contracts" on page 26.

------------

(1) Length of time from contribution.


(2) The annual contract fee is a single $18 charge on a Contract. It is deducted proportionally from the investment options in use at the time of the charge. Pursuant to requirements of the 1940 Act, the policy fees has been reflected in the Examples by a method intended to show the "average" impact of the policy fee on an investment in the Separate Account. In the Example, the annual contract fee is approximately as a 0.06% annual asset charge based on the experience of the Contracts.



                         Annual Fund Operating Expenses
                        (as a percentage of net assets)



                                                                        TOTAL FUND
                                                  MANAGEMENT   OTHER    OPERATING
                                                     FEES     EXPENSES   EXPENSES
                                                  ----------  --------  ----------
 Hartford Bond Fund..............................   0.490%     0.030%     0.520%
 Hartford Stock Fund.............................   0.441%     0.016%     0.457%
 HVA Money Market Fund...........................   0.423%     0.021%     0.444%
 Hartford Advisers Fund..........................   0.615%     0.017%     0.632%
 Hartford Capital Appreciation Fund..............   0.629%     0.017%     0.646%
 Hartford Mortgage Securities Fund...............   0.424%     0.029%     0.453%
 Hartford Index Fund.............................   0.374%     0.019%     0.393%
 Hartford International Opportunities Fund.......   0.691%     0.095%     0.786%
 Calvert Responsibly Invested Balanced Portfolio
   (1)...........................................   0.710%     0.130%     0.840%
 Hartford Dividend & Growth Fund.................   0.709%     0.017%     0.726%
 American Century VP Advantage Fund..............   1.000%     0.000%     1.000%
 American Century VP Capital Appreciation Fund...   1.000%     0.000%     1.000%
 AMS/Fidelity VIP Growth Fund (2)................   0.610%     0.080%     0.690%
 AMS/Fidelity VIP Overseas Fund (2)..............   0.760%     0.170%     0.930%
 AMS/Fidelity VIP II Contrafund Fund (2).........   0.610%     0.130%     0.740%
 AMS/Fidelity VIP II Asset Manager Fund (2)......   0.640%     0.100%     0.740%


------------

(1) The figures shown above for the Calvert Responsibly Invested Balanced Portfolio reflect anticipated expenses for fiscal year 1997 and reflect a proposed increase in transfer agency fees. Actual total operating expenses in 1996 were 0.81%.


(2) A portion of the brokerage commissions that certain funds pay was used to reduce Fidelity fund expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.67% for Growth Portfolio, 0.92% for Overseas Portfolio, 0.73% for Asset Manager Portfolio, and 0.71% for Contrafund Portfolio.

EXAMPLE-DCI



                           If you surrender your Contract     If you annuitize your Contract     If you do not surrender your
                           at the end of the applicable       at the end of the applicable       Contract, you would pay the
                           time period, you would pay the     time period, you would pay the     following expenses on a $1,000
                           following expenses on a $1,000     following expenses on a $1,000     investment, assuming a 5%
                           investment, assuming a 5%          investment, assuming a 5%          annual return on assets:
                           annual return on assets:           annual return on assets:

 SUB-ACCOUNT               1 YEAR 3 YEARS 5 YEARS 10 YEARS    1 YEAR 3 YEARS 5 YEARS 10 YEARS    1 YEAR 3 YEARS 5 YEARS 10 YEARS
                           ------ ------- ------- --------    ------ ------- ------- --------    ------ ------- ------- --------
 Bond Fund................  $ 88   $ 125   $ 164    $ 248      $ 15   $  46   $  81    $ 177      $ 15   $  47   $  81    $ 178
 Stock Fund...............    87     123     161      242        14      44      77      170        15      45      78      171
 HVA Money Market Fund....    87     122     161      240        14      44      77      168        14      45      77      169
 Advisers Fund............    89     128     170      260        16      50      87      189        16      51      87      190
 Capital Appreciation
   Fund...................    89     128     171      261        16      50      87      191        16      51      88      192
 Mortgage Securities
   Fund...................    87     123     161      241        14      44      77      169        14      45      78      170
 Index Fund...............    86     121     158      235        13      42      74      163        14      43      75      164
 International
   Opportunities Fund.....    90     132     177      276        17      55      95      206        18      55      95      207
 Calvert Responsibly
   Invested Balanced
   Portfolio..............    91     134     180      281        18      56      98      212        18      57      98      213
 Dividend & Growth Fund...    90     131     174      270        17      53      92      200        17      54      92      201
 American Century VP
   Advantage Fund.........    92     139     188      297        19      61     106      229        20      62     107      230
 American Century VP
   Capital Appreciation
   Fund...................    92     139     188      297        19      61     106      229        20      62     107      230
 AMS/Fidelity VIP Growth
   Fund...................    89     130     173      266        16      52      90      196        17      52      90      197
 AMS/Fidelity VIP Overseas
   Fund...................    92     137     184      290        19      59     102      222        19      60     103      223
 AMS/Fidelity VIP II
   Contrafund Fund........    90     131     175      271        17      53      92      201        17      54      93      202
 AMS/Fidelity VIP II Asset
   Manager Fund...........    90     131     175      271        17      53      92      201        17      54      93      202



    The purpose of this table is to assist the Contract Owner in understanding various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the Separate Account and underlying Funds. Premium taxes may also be applicable.



    This EXAMPLE should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.



EXAMPLE-DCII



                           If you surrender your Contract     If you annuitize your Contract     If you do not surrender your
                           at the end of the applicable       at the end of the applicable       Contract, you would pay the
                           time period, you would pay the     time period, you would pay the     following expenses on a $1,000
                           following expenses on a $1,000     following expenses on a $1,000     investment, assuming a 5%
                           investment, assuming a 5%          investment, assuming a 5%          annual return on assets:
                           annual return on assets:           annual return on assets:

 SUB-ACCOUNT               1 YEAR 3 YEARS 5 YEARS 10 YEARS    1 YEAR 3 YEARS 5 YEARS 10 YEARS    1 YEAR 3 YEARS 5 YEARS 10 YEARS
                           ------ ------- ------- --------    ------ ------- ------- --------    ------ ------- ------- --------
 Bond Fund................  $ 91   $ 135   $ 181    $ 284      $ 18   $  57   $  99    $ 215      $ 19   $  58   $ 100    $ 216
 Stock Fund...............    90     133     178      278        17      55      96      209        18      56      97      209
 HVA Money Market Fund....    90     133     178      277        17      55      95      207        18      56      96      208
 Advisers Fund............    92     138     187      296        19      61     105      227        20      62     106      228
 Capital Appreciation
   Fund...................    92     138     188      297        19      61     106      229        20      62     106      230
 Mortgage Securities
   Fund...................    90     133     178      277        17      55      96      208        18      56      96      209
 Index Fund (1)...........    85     118     153      224        13      40      69      152        13      40      69      152
 International
   Opportunities Fund.....    93     142     194      311        21      66     113      244        21      66     114      245
 Calvert Responsibly
   Invested Balanced
   Portfolio..............    94     144     197      316        21      67     116      249        22      68     117      250
 Dividend & Growth Fund...    93     141     191      305        20      64     110      237        21      64     111      238
 American Century VP
   Advantage Fund.........    96     149     204      332        23      72     124      266        24      73     125      267
 American Century VP
   Capital Appreciation
   Fund...................    96     149     204      332        23      72     124      266        24      73     125      267
 AMS/Fidelity VIP Growth
   Fund...................    93     140     190      301        20      63     108      234        21      63     109      234
 AMS/Fidelity VIP Overseas
   Fund...................    95     147     201      325        22      70     121      259        23      71     121      260
 AMS/Fidelity VIP II
   Contrafund Fund........    93     141     192      306        20      64     111      239        21      65     111      240
 AMS/Fidelity VIP II Asset
   Manager Fund...........    92     139     189      300        20      63     108      233        20      63     108      233



(1) For this table, the Index Fund combined expenses are limited to 1.25%.



    The purpose of this table is to assist the Contract Owner in understanding various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the Separate Account and underlying Funds. Premium taxes may also be applicable.



    This EXAMPLE should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

                                    SUMMARY

A. CONTRACTS OFFERED
    Group contracts issued in conjunction with a Deferred Compensation Plan or a Qualified Plan of an employer are offered.

    The Qualified Plan contracts available with respect to DC-II are limited to plans established and sponsored by Employers for their Employees. Qualified Plans provide a way for an Employer to establish a funded retirement plan for its Employees. The contract is normally issued to the Employer or to the trustee or custodian of the Employer's Plan.


    Contract Owners who have purchased a prior series of contracts may continue to make Contributions to such contracts subject to the terms and provisions of their contracts. New Participants may be added to existing contracts of the prior series but no new contracts of that series will be issued. Prior Contract Owners are referred to the Appendix (commencing on page 38) for a description of the sales charges and other expenses applicable to earlier series of contracts.


B. ACCUMULATION PERIOD UNDER THE CONTRACTS

    During the Accumulation Period under the contracts, Contributions made by the Employer to the contracts are used to purchase variable account interests. Contributions allocated to purchase variable interests may, after the deductions described hereafter, be invested in selected Sub-Accounts of the Separate Accounts, as appropriate.


C. CONTINGENT DEFERRED SALES CHARGES

    No deduction for sales expense is made at the time of allocation of Contributions to the contracts. A deduction for contingent deferred sales charges is made if there is any surrender of contract values during the first 12 Participant Contract Years. During the first 6 years thereof, a maximum deduction of 7% will be made against the full amount of any such surrender. During the next 6 years thereof, a maximum deduction of 5% will be made against the full amount of any such surrender. Such charges will in no event exceed 8.50% when applied as a percentage against the sum of all Contributions to a Participant's Individual Account. The amount or term of the contingent deferred sales charge may be reduced (see "Charges Under the Contract -- Experience Rating of Contracts," page 26).



    No deduction for contingent deferred sales charges will be made in certain cases. (See "Is there ever a time when the sales charges do not apply?" commencing on page 25.)



    Hartford reserves the right to limit any increase in the Contributions made to a Participant's Individual Account under any contract to no more than three times the total Contributions made on behalf of such Participant during the initial 12 consecutive months following the Date of Coverage. Increases in excess of those described will be accepted only with the consent of Hartford and subject to the then current deductions being made under the contracts.


D. TRANSFER BETWEEN ACCOUNTS

    During the Accumulation Period a Contract Owner may allocate monies held in the Separate Account among the available Sub-Accounts of the Separate Account. Each transfer under the contract may be subject to a $5.00 Transfer Fee (see "Charges Under the Contract -- Experience Rating of Contracts," page 26). However, there may be additional restrictions under certain circumstances (see "May I transfer assets between Sub-Accounts?" commencing on page 18.)


E. ANNUITY PERIOD UNDER THE CONTRACTS

    Contract values held with respect to Participants' Individual Accounts with respect to DC-I or DC-II, as appropriate, at the end of the Accumulation Period (and any additional Contributions that a Deferred Compensation Plan Contract Owner (DC-I only) elects to make at the commencement of the Annuity Period) will, at the direction of the Contract Owner, be allocated to establish Annuitants' Accounts to provide Fixed and/or Variable Annuities under the contracts.

    Additional Contributions made under the contracts (on Deferred Compensation Plans written with respect to DC-I only) at the beginning of the Annuity Period, to effect increased Fixed and/or Variable Annuity payments, will be subject to a sales charge deduction in the maximum amount of 3.50% of such Contribution. (See "How are Contributions made to establish my Annuity account?" commencing on page 22.)


F. MINIMUM DEATH BENEFITS

    A Minimum Death Benefit is provided in the event of death of the Participant under a Participant's Individual Account prior to the earlier of the Participant's 65th birthday or the Annuity Commencement Date. (See "What would my Beneficiary receive as death proceeds?" commencing on page 19.)


G. ANNUITY OPTIONS

    The Annuity Commencement Date will not be deferred beyond the Participant's 75th birthday or such earlier date may be required by applicable law and/or regulation. If a Contract Owner does not elect otherwise, Hartford reserves the right to begin Annuity payments automatically at age 65 under an option providing for a life Annuity with 120 monthly payments certain. (See "What are the available Annuity options under the contracts?" commencing on page 22.) However, Hartford will not assume responsibility in determining or monitoring minimum distributions beginning at age 70 1/2. When an Annuity is purchased by a Contract Owner for an Annuitant, unless otherwise specified, DC-I or DC-II Accumulation Unit Values will be applied to provide a Variable Annuity under DC-II.


H. DEDUCTIONS FOR PREMIUM TAXES

    Deductions will be made during the Accumulation Period and Annuity Period, as appropriate, for the payment of any Premium Taxes that may be levied against the contract by a state or other governmental entity. The range is generally between 0% and 3.50%. (See "Charges Under the Contract," page 25.)


I. ASSET CHARGE IN THE SEPARATE ACCOUNT

    During both the Accumulation Period and the Annuity Period a charge is made by Hartford for providing the mortality, expense, and administrative undertakings under the contracts. With respect to contract values held in DC-I, such charge is an annual rate of .90% (.50% for mortality, .15% for expense and
 .25% for administrative undertakings) of the average daily net assets of DC-I. With respect to contract values held in DC-II, such charge is an annual rate of 1.25% (.85% for mortality, .15% for expense and .25% for administrative undertakings) of the average daily net assets of DC-II. The rate charged for the mortality, expense and administrative undertakings under the contracts may be reduced (see "Charges Under the Contract -- Experience Rating of Contracts," page 26). The rate charged for the expense, mortality and administrative undertakings may be periodically increased by Hartford subject to a maximum annual rate of 2.00%, provided, however, that no such increase will occur unless the Commission shall have first approved any such increase. (See "Charges Under the Contract," page 25.)


J. ANNUAL CONTRACT FEE

    An Annual Contract Fee may be charged against the value of each Participant's Individual Account under a contract at the end of a Participant's Contract Year. The maximum Annual Contract Fee is $18.00 per year on all contracts. (See "Charges Under the Contract," page 25.) The Annual Contract Fee may be reduced or waived (see "Charges Under the Contract -- Experience Rating of Contracts," page 26).



K. FUND FEES AND CHARGES


    The Funds are subject to certain fees, charges and expenses. See the accompanying prospectuses for the Funds.


L. MINIMUM PAYMENT
    The minimum Contribution that may be made each month on behalf of a Participant's Individual Account under a contract is $30.00 unless the Employer's Plan provides otherwise.

M. PAYMENT ALLOCATION TO DC-I AND DC-II

    The contracts permit the allocation of Contributions, in multiples of ten percent of each Contribution among the several Sub-Accounts of DC-I and DC-II.


N. VOTING RIGHTS OF CONTRACT OWNERS

    Contract Owners and/or vested Participants will have the right to vote on matters affecting the underlying Fund to the extent that proxies are solicited by such Fund. If a Contract Owner does not vote, Hartford shall vote such interest in the same proportion as shares of the Fund for which instructions have been received by Hartford. (See "What are my voting rights?" commencing on page 35.)

                            ACCUMULATION UNIT VALUES
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)



    The following information, insofar as it relates to the period ended December 31, 1996, has been examined by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this Prospectus.


                                                                   YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------------------
                                            1996      1995      1994     1993     1992     1991     1990     1989
                                          --------  --------  --------  -------  -------  -------  -------  -------
 DC-I
 HARTFORD BOND FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  4.099  $  3.499  $  3.689  $ 3.388  $ 3.251  $ 2.827  $ 2.640  $ 2.384
 Accumulation unit value at end of
  period................................. $  4.201  $  4.099  $  3.499  $ 3.689  $ 3.388  $ 3.251  $ 2.827  $ 2.640
 Number accumulation units outstanding at
  end of period (in thousands)...........    8,711     8,630     9,090   10,092   10,253   10,201    9,871    9,462
 DC-I
 HARTFORD STOCK FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  8.979  $  6.773  $  6.990  $ 6.190  $ 5.695  $ 4.628  $ 4.875  $ 3.916
 Accumulation unit value at end of
  period................................. $ 11.059  $  8.979  $  6.773  $ 6.990  $ 6.190  $ 5.695  $ 4.628  $ 4.875
 Number accumulation units outstanding at
  end of period (in thousands)...........   42,224    39,271    39,551   37,542   34,861   32,700   29,962   28,198
 DC-I
 HARTFORD MONEY MARKET FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  2.629  $  2.515  $  2.450  $ 2.410  $ 2.354  $ 2.248  $ 2.106  $ 1.954
 Accumulation unit value at end of
  period................................. $  2.738  $  2.629  $  2.515  $ 2.450  $ 2.410  $ 2.354  $ 2.248  $ 2.106
 Number accumulation units outstanding at
  end of period (in thousands)...........    9,609     7,884     9,548    9,298    9,999   10,936   11,181    8,871
 DC-I
 HARTFORD ADVISERS FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  3.649  $  2.876  $  2.993  $ 2.700  $ 2.524  $ 2.123  $ 2.123  $ 1.766
 Accumulation unit value at end of
  period................................. $  4.213  $  3.649  $  2.876  $ 2.993  $ 2.700  $ 2.524  $ 2.123  $ 2.123
 Number accumulation units outstanding at
  end of period (in thousands)...........  136,232   128,415   126,437  119,064  105,648   93,981   84,223   74,660
 DC-I
 HARTFORD CAPITAL APPRECIATION FUND
   SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  5.482  $  4.257  $  4.204  $ 3.524  $ 3.050  $ 2.004  $ 2.278  $ 1.858
 Accumulation unit value at end of
  period................................. $  6.552  $  5.482  $  4.257  $ 4.204  $ 3.524  $ 3.050  $ 2.004  $ 2.278
 Number accumulation units outstanding at
  end of period (in thousands)...........   59,279    52,278    46,086   36,598   25,900   19,437   15,293   13,508
 DC-I
 HARTFORD MORTGAGE SECURITIES FUND
   SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  2.335  $  2.034  $  2.093  $ 1.993  $ 1.929  $ 1.702  $ 1.571  $ 1.406
 Accumulation unit value at end of
  period................................. $  2.430  $  2.335  $  2.034  $ 2.093  $ 1.993  $ 1.929  $ 1.702  $ 1.571
 Number accumulation units outstanding at
  end of period (in thousands)...........   10,597    11,067    10,782   11,722   12,046   11,855   10,291    8,919


                                           1988     1987
                                          -------  -------
 DC-I
 HARTFORD BOND FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $ 2.244  $ 2.273(a)
 Accumulation unit value at end of
  period................................. $ 2.384  $ 2.244
 Number accumulation units outstanding at
  end of period (in thousands)...........   9,015    8,461
 DC-I
 HARTFORD STOCK FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $ 3.332  $ 3.201(a)
 Accumulation unit value at end of
  period................................. $ 3.916  $ 3.332
 Number accumulation units outstanding at
  end of period (in thousands)...........  25,658   25,694
 DC-I
 HARTFORD MONEY MARKET FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $ 1.842  $ 1.752(b)
 Accumulation unit value at end of
  period................................. $ 1.954  $ 1.842
 Number accumulation units outstanding at
  end of period (in thousands)...........   8,703    7,521
 DC-I
 HARTFORD ADVISERS FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $ 1.566  $ 1.497(c)
 Accumulation unit value at end of
  period................................. $ 1.766  $ 1.566
 Number accumulation units outstanding at
  end of period (in thousands)...........  62,335   56,502
 DC-I
 HARTFORD CAPITAL APPRECIATION FUND
   SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $ 1.490  $ 1.579(e)
 Accumulation unit value at end of
  period................................. $ 1.858  $ 1.490
 Number accumulation units outstanding at
  end of period (in thousands)...........   9,970    8,485
 DC-I
 HARTFORD MORTGAGE SECURITIES FUND
   SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $ 1.313  $ 1.296(f)
 Accumulation unit value at end of
  period................................. $ 1.406  $ 1.313
 Number accumulation units outstanding at
  end of period (in thousands)...........   9,005    8,139

                                                                   YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------------------
                                            1996      1995      1994     1993     1992     1991     1990     1989
                                          --------  --------  --------  -------  -------  -------  -------  -------
 DC-I
 HARTFORD INDEX FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  2.353  $  1.738  $  1.735  $ 1.605  $ 1.522  $ 1.190  $ 1.255  $ 0.975
 Accumulation unit value at end of
  period................................. $  1.520  $  2.353  $  1.738  $ 1.735  $ 1.605  $ 1.522  $ 1.190  $ 1.255
 Number accumulation units outstanding at
  end of period (in thousands)...........   49,989    19,816    15,356   13,489   11,720    8,519    6,350    3,639
 DC-I
 CALVERT RESPONSIBLY INVESTED BALANCED
   PORTFOLIO SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  1.929  $  1.504  $  1.573  $ 1.475  $ 1.388  $ 1.207  $ 1.173  $ 1.000
 Accumulation unit value at end of
  period................................. $  2.152  $  1.929  $  1.504  $ 1.573  $ 1.475  $ 1.388  $ 1.207  $ 1.173
 Number accumulation units outstanding at
  end of period (in thousands)...........   10,160     9,009     7,899    7,199    5,215    3,508    2,036      629
 DC-I
 HARTFORD INTERNATIONAL OPPORTUNITIES
   FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  1.330  $  1.181  $  1.220  $ 0.924  $ 0.979  $ 0.877  $ 1.000       --
 Accumulation unit value at end of
  period................................. $  1.488  $  1.330  $  1.181  $ 1.220  $ 0.924  $ 0.979  $ 0.877       --
 Number accumulation units outstanding at
  end of period (in thousands)...........   43,558    35,671    38,270   19,894    8,061    4,663    2,564       --
 DC-I
 HARTFORD DIVIDEND & GROWTH FUND
   SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  1.224        --        --       --       --       --       --       --
 Accumulation unit value at end of
  period................................. $  1.490  $  1.224        --       --       --       --       --       --
 Number accumulation units outstanding at
  end of period (in thousands)...........   20,897     6,317        --       --       --       --       --       --
 DC-II
 HARTFORD BOND FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  4.095  $  3.500  $  3.689  $ 3.389  $ 3.251  $ 2.827  $ 2.641  $ 2.385
 Accumulation unit value at end of
  period................................. $  4.187  $  4.095  $  3.500  $ 3.689  $ 3.389  $ 3.251  $ 2.827  $ 2.641
 Number accumulation units outstanding at
  end of period (in thousands)...........    1,655     1,368     1,123      992      816      732      724      594
 DC-II
 HARTFORD STOCK FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  8.968  $  6.771  $  6.988  $ 6.188  $ 5.694  $ 4.627  $ 4.874  $ 3.915
 Accumulation unit value at end of
  period................................. $ 11.017  $  8.968  $  6.771  $ 6.988  $ 6.188  $ 5.694  $ 4.627  $ 4.874
 Number accumulation units outstanding at
  end of period (in thousands)...........    4,885     4,413     3,885    3,181    2,517    1,885    1,467    1,156


                                           1988     1987
                                          -------  -------
 DC-I
 HARTFORD INDEX FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $ 0.850  $ 1.000(g)
 Accumulation unit value at end of
  period................................. $ 0.975  $ 0.850
 Number accumulation units outstanding at
  end of period (in thousands)...........   1,946    1,323
 DC-I
 CALVERT RESPONSIBLY INVESTED BALANCED
   PORTFOLIO SUB-ACCOUNT
 Accumulation unit value at beginning of
  period.................................      --       --(h)
 Accumulation unit value at end of
  period.................................      --       --
 Number accumulation units outstanding at
  end of period (in thousands)...........      --       --
 DC-I
 HARTFORD INTERNATIONAL OPPORTUNITIES
   FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period.................................      --       --(i)
 Accumulation unit value at end of
  period.................................      --       --
 Number accumulation units outstanding at
  end of period (in thousands)...........      --       --
 DC-I
 HARTFORD DIVIDEND & GROWTH FUND
   SUB-ACCOUNT
 Accumulation unit value at beginning of
  period.................................      --       --(j)
 Accumulation unit value at end of
  period.................................      --       --
 Number accumulation units outstanding at
  end of period (in thousands)...........      --       --
 DC-II
 HARTFORD BOND FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $ 2.244  $ 2.273(j)
 Accumulation unit value at end of
  period................................. $ 2.385  $ 2.244
 Number accumulation units outstanding at
  end of period (in thousands)...........     433      320
 DC-II
 HARTFORD STOCK FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $ 3.331  $ 3.200(k)
 Accumulation unit value at end of
  period................................. $ 3.915  $ 3.331
 Number accumulation units outstanding at
  end of period (in thousands)...........   1,011      951

                                                                   YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------------------
                                            1996      1995      1994     1993     1992     1991     1990     1989
                                          --------  --------  --------  -------  -------  -------  -------  -------
 DC-II
 HARTFORD MONEY MARKET FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  2.624  $  2.512  $  2.447  $ 2.407  $ 2.351  $ 2.245  $ 2.103  $ 1.951
 Accumulation unit value at end of
  period................................. $  2.725  $  2.624  $  2.512  $ 2.447  $ 2.407  $ 2.351  $ 2.245  $ 2.103
 Number accumulation units outstanding at
  end of period (in thousands)...........    1,333       989       905      886      884      929      881      718
 DC-II
 HARTFORD ADVISERS FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  3.647  $  2.876  $  2.993  $ 2.700  $ 2.524  $ 2.123  $ 2.123  $ 1.766
 Accumulation unit value at end of
  period................................. $  4.201  $  3.647  $  2.876  $ 2.993  $ 2.700  $ 2.524  $ 2.123  $ 2.123
 Number accumulation units outstanding at
  end of period (in thousands)...........   10,505     9,212     8,279    7,023    7,323    6,220    5,565    5,227
 DC-II
 HARTFORD CAPITAL APPRECIATION FUND
   SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  5.478  $  4.257  $  4.204  $ 3.524  $ 3.050  $ 2.004  $ 2.278  $ 1.858
 Accumulation unit value at end of
  period................................. $  6.533  $  5.478  $  4.257  $ 4.204  $ 3.524  $ 3.050  $ 2.004  $ 2.278
 Number accumulation units outstanding at
  end of period (in thousands)...........   10,979     9,081     6,923    4,940    3,276    2,113    1,455    1,037
 DC-II
 HARTFORD MORTGAGE SECURITIES FUND
   SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  2.333  $  2.034  $  2.093  $ 1.993  $ 1.929  $ 1.702  $ 1.571  $ 1.406
 Accumulation unit value at end of
  period................................. $  2.421  $  2.333  $  2.034  $ 2.093  $ 1.993  $ 1.929  $ 1.702  $ 1.571
 Number accumulation units outstanding at
  end of period (in thousands)...........    1,141     1,149       994      942      802      736      582      845
 DC-II
 HARTFORD INDEX FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  2.353  $  1.738  $  1.735  $ 1.605  $ 1.522  $ 1.190  $ 1.255  $ 0.975
 Accumulation unit value at end of
  period................................. $  2.848  $  2.353  $  1.738  $ 1.735  $ 1.605  $ 1.522  $ 1.190  $ 1.255
 Number accumulation units outstanding at
  end of period (in thousands)...........    4,378     3,153     2,376    1,862    1,437      871      595      275
 DC-II
 CALVERT RESPONSIBLY INVESTED BALANCED
   PORTFOLIO SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  1.817  $  1.417  $  1.483  $ 1.391  $ 1.308  $ 1.138  $ 1.106  $ 1.000
 Accumulation unit value at end of
  period................................. $  2.021  $  1.817  $  1.417  $ 1.483  $ 1.391  $ 1.308  $ 1.138  $ 1.106
 Number accumulation units outstanding at
  end of period (in thousands)...........    1,193       923       693      498      317      187       94       18


                                           1988     1987
                                          -------  -------
 DC-II
 HARTFORD MONEY MARKET FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $ 1.840  $ 1.749(k)
 Accumulation unit value at end of
  period................................. $ 1.951  $ 1.840
 Number accumulation units outstanding at
  end of period (in thousands)...........     628      389
 DC-II
 HARTFORD ADVISERS FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $ 1.566  $ 1.497(c)
 Accumulation unit value at end of
  period................................. $ 1.766  $ 1.566
 Number accumulation units outstanding at
  end of period (in thousands)...........   4,631    4,283
 DC-II
 HARTFORD CAPITAL APPRECIATION FUND
   SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $ 1.490  $ 1.579(d)
 Accumulation unit value at end of
  period................................. $ 1.858  $ 1.490
 Number accumulation units outstanding at
  end of period (in thousands)...........     787      664
 DC-II
 HARTFORD MORTGAGE SECURITIES FUND
   SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $ 1.313  $ 1.296(e)
 Accumulation unit value at end of
  period................................. $ 1.406  $ 1.313
 Number accumulation units outstanding at
  end of period (in thousands)...........     764      598
 DC-II
 HARTFORD INDEX FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $ 0.850  $ 1.000(f)
 Accumulation unit value at end of
  period................................. $ 0.975  $ 0.850
 Number accumulation units outstanding at
  end of period (in thousands)...........     116       49
 DC-II
 CALVERT RESPONSIBLY INVESTED BALANCED
   PORTFOLIO SUB-ACCOUNT
 Accumulation unit value at beginning of
  period.................................      --       --(g)
 Accumulation unit value at end of
  period................................. $ 1.000       --
 Number accumulation units outstanding at
  end of period (in thousands)...........      --       --

                                                                   YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------------------
                                            1996      1995      1994     1993     1992     1991     1990     1989
                                          --------  --------  --------  -------  -------  -------  -------  -------
 DC-II
 HARTFORD INTERNATIONAL OPPORTUNITIES
   FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  1.329  $  1.181  $  1.220  $ 0.924  $ 0.979  $ 0.877  $ 1.000       --
 Accumulation unit value at end of
  period................................. $  1.483  $  1.329  $  1.181  $ 1.220  $ 0.924  $ 0.979  $ 0.877       --
 Number accumulation units outstanding at
  end of period (in thousands)...........    5,996     4,520     3,640    1,495      553      220       52       --
 DC-II
 HARTFORD DIVIDEND & GROWTH FUND
   SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  1.223        --        --       --       --       --       --       --
 Accumulation unit value at end of
  period................................. $  1.490  $  1.223        --       --       --       --       --       --
 Number accumulation units outstanding at
  end of period (in thousands)...........    3,874       558        --       --       --       --       --       --
 DC-II
 AMERICAN CENTURY VP ADVANTAGE FUND
   SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  1.051  $  1.000        --       --       --       --       --       --
 Accumulation unit value at end of
  period................................. $  1.134  $  1.051        --       --       --       --       --       --
 Number accumulation units outstanding at
  end of period (in thousands)...........      144        36        --       --       --       --       --       --
 DC-II
 AMERICAN CENTURY VP CAPITAL APPRECIATION
   FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  1.081  $  1.000        --       --       --       --       --       --
 Accumulation unit value at end of
  period................................. $  1.021  $  1.081        --       --       --       --       --       --
 Number accumulation units outstanding at
  end of period (in thousands)...........    1,108       634        --       --       --       --       --       --
 DC-II
 AMS/FIDELITY VIP OVERSEAS FUND
   SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  1.030  $  1.000        --       --       --       --       --       --
 Accumulation unit value at end of
  period................................. $  1.152  $  1.030        --       --       --       --       --       --
 Number accumulation units outstanding at
  end of period (in thousands)...........      921       181        --       --       --       --       --       --
 DC-II
 AMS/FIDELITY VIP II ASSET MANAGER FUND
   SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  1.087  $  1.000        --       --       --       --       --       --
 Accumulation unit value at end of
  period................................. $  1.230  $  1.087        --       --       --       --       --       --
 Number accumulation units outstanding at
  end of period (in thousands)...........    1,491       312        --       --       --       --       --       --


                                           1988     1987
                                          -------  -------
 DC-II
 HARTFORD INTERNATIONAL OPPORTUNITIES
   FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period.................................      --       --(h)
 Accumulation unit value at end of
  period.................................      --       --
 Number accumulation units outstanding at
  end of period (in thousands)...........      --       --
 DC-II
 HARTFORD DIVIDEND & GROWTH FUND
   SUB-ACCOUNT
 Accumulation unit value at beginning of
  period.................................      --       --(i)
 Accumulation unit value at end of
  period.................................      --       --
 Number accumulation units outstanding at
  end of period (in thousands)...........      --       --
 DC-II
 AMERICAN CENTURY VP ADVANTAGE FUND
   SUB-ACCOUNT
 Accumulation unit value at beginning of
  period.................................      --       --(l)
 Accumulation unit value at end of
  period.................................      --       --
 Number accumulation units outstanding at
  end of period (in thousands)...........      --       --
 DC-II
 AMERICAN CENTURY VP CAPITAL APPRECIATION
   FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period.................................      --       --(l)
 Accumulation unit value at end of
  period.................................      --       --
 Number accumulation units outstanding at
  end of period (in thousands)...........      --       --
 DC-II
 AMS/FIDELITY VIP OVERSEAS FUND
   SUB-ACCOUNT
 Accumulation unit value at beginning of
  period.................................      --       --(l)
 Accumulation unit value at end of
  period.................................      --       --
 Number accumulation units outstanding at
  end of period (in thousands)...........      --       --
 DC-II
 AMS/FIDELITY VIP II ASSET MANAGER FUND
   SUB-ACCOUNT
 Accumulation unit value at beginning of
  period.................................      --       --(l)
 Accumulation unit value at end of
  period.................................      --       --
 Number accumulation units outstanding at
  end of period (in thousands)...........      --       --

                                                                   YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------------------
                                            1996      1995      1994     1993     1992     1991     1990     1989
                                          --------  --------  --------  -------  -------  -------  -------  -------
 DC-II
 AMS/FIDELITY VIP II CONTRAFUND FUND
   SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  1.099  $  1.000        --       --       --       --       --       --
 Accumulation unit value at end of
  period................................. $  1.316  $  1.099        --       --       --       --       --       --
 Number accumulation units outstanding at
  end of period (in thousands)...........    5,069     1,808        --       --       --       --       --       --
 DC-II
 AMS/FIDELITY VIP GROWTH FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period................................. $  1.073  $  1.000        --       --       --       --       --       --
 Accumulation unit value at end of
  period................................. $  1.215  $  1.073        --       --       --       --       --       --
 Number accumulation units outstanding at
  end of period (in thousands)...........    5,773     2,055        --       --       --       --       --       --


                                           1988     1987
                                          -------  -------
 DC-II
 AMS/FIDELITY VIP II CONTRAFUND FUND
   SUB-ACCOUNT
 Accumulation unit value at beginning of
  period.................................      --       --(l)
 Accumulation unit value at end of
  period.................................      --       --
 Number accumulation units outstanding at
  end of period (in thousands)...........      --       --
 DC-II
 AMS/FIDELITY VIP GROWTH FUND SUB-ACCOUNT
 Accumulation unit value at beginning of
  period.................................      --       --(l)
 Accumulation unit value at end of
  period.................................      --       --
 Number accumulation units outstanding at
  end of period (in thousands)...........      --       --


----------
(a) Inception date August 3, 1982.
(b) Inception date June 14, 1992.
(c) Inception date May 2, 1983.
(d) Inception date April 2, 1984.
(e) Inception date January 15, 1985.
(f)  Inception date June 3, 1987
(g) Inception date January 25, 1989.
(h) Inception date July 2, 1990.
(i)  Inception date May 1, 1995.
(j)  Inception date August 25, 1982
(k) Inception date June 29, 1982.
(l)  Inception date July 1, 1995.

                        PERFORMANCE RELATED INFORMATION

    Each Separate Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about the Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.


    The Advisers Fund, Bond Fund, Calvert Responsibly Invested Balanced Portfolio, Capital Appreciation Fund, Dividend and Growth Fund, Index Fund, International Opportunities Fund, Money Market Fund, Mortgage Securities Fund, Stock Fund, AMS/American Century VP Advantage Fund, AMS/American Century VP Capital Appreciation Fund, AMS/Fidelity VIP II Asset Manager Fund, AMS/Fidelity VIP II Contrafund Fund, AMS/Fidelity VIP Growth Fund and AMS/Fidelity VIP Overseas Fund Sub-Accounts may include total return in advertisements or other sales material.


    When a Sub-Account advertises its standardized total return, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any contingent deferred sales charge which would be payable if the investment were redeemed at the end of the period). Total return figures are net of all Fund level management fees and changes. The mortality and expense risk charge and the Annual Contract Fee.

    The Bond Fund, Mortgage Securities Fund and American Century VP Advantage Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure reflects the recurring charges on the Separate Account level including the Annual Contract Fee and the mortality and expense risk charge.


    The Money Market Fund Sub-Account may advertise yield and effective yield. The yield of the Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, I.E., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges on the Separate Account level including the Annual Contract Fee and the mortality and expense risk charge.


    Total return at the Separate Account level includes all contract charges: contingent and deferred sales charges, mortality and expense risk charges, and the Annual Contract Fee and is therefore lower than total return at the Fund level, with no comparable charges. Likewise, yield at the Separate Account level includes all recurring charges (except sales charges), and is therefore lower than yield at the Fund level, with no comparable charges.

                                  INTRODUCTION


    This Prospectus has been designed to provide you with the necessary information to make a decision on purchasing contracts issued in conjunction with a Deferred Compensation Plan or Qualified Plan of an Employer offered by Hartford in Separate Account DC-I or Separate Account DC-II. This Prospectus describes only the elements of the contracts pertaining to the variable portion of the contract. The contracts may contain a General Account option which is not described in this Prospectus. Please read the "Glossary of Special Terms," pages 3 and 4, prior to reading this Prospectus to familiarize yourself with the terms being used.


                    THE CONTRACTS AND THE SEPARATE ACCOUNTS


WHAT ARE THE CONTRACTS?


    On contracts issued in conjunction with a Deferred Compensation Plan of an Employer, variable account Contributions are held in Hartford Life Insurance Company DC Variable Account-I ("DC-I") during the Accumulation Period and in a series of Hartford Life Insurance Company Separate Account Two ("DC-II") during the Annuity Period.

    On contracts issued in conjunction with a Qualified Plan of an Employer, Contributions are held in DC-II during both the Accumulation Period and Annuity Period.

    The Qualified Plan contracts available with respect to DC-II are limited to voluntary plans established and sponsored by Employers for their Employees. Qualified Plans provide a way for an Employer to establish a funded retirement plan for its Employees. The contract is normally issued to the Employer or to the trustee or custodian of the Employer's Plan.


    Deferred Compensation Plans provide a way for an Employer and its Employees to arrange for eligible employees to defer a certain portion of their income ("Deferred Compensation") to a determinable future date and thereby defer current federal income taxes on such deferred compensation until actually received by the Employee according to the terms of the Employer's Plan. An Employer contemplating the offering of such a Plan should consult with its legal counsel with respect to any securities aspects of interest in such Plans. At all times, the Employer is the sole and exclusive owner of the contract issued with respect to the Plan. An Employee electing to participate in the Employer's Plan is, at all times, a general creditor of the Employer establishing the Plan. The Small Business Job Protection Act of 1996, effective August 20, 1996, requires that all assets and income of an eligible Deferred Compensation Plan established by a governmental employer which is a State, a political subdivision of a State, or any agency or instrumentality of a State or political subdivision of a State, must be held in trust (or under certain specified custodial accounts or annuity contracts) for the exclusive benefit of Participants and their beneficiaries. Special transition rules apply to such governmental Deferred Compensation Plans already in existence on August 20, 1996, and provide that such Plans need not establish a trust before January 1, 1999.



    Contract Owners who have purchased a prior series of contracts may continue to make Contributions to such contracts subject to the terms and provisions of their contracts. New Participants may be added to existing contracts of the prior series but no new contracts of that series will be issued. Prior Contract Owners are referred to the Appendix (commencing on page 38) for a description of the sales charges and other expenses applicable to earlier series of contracts.


    During the Accumulation Period under the contracts, Contributions made by the Employer to the contracts are used to purchase variable account interests. Contributions allocated to purchase variable interests may, after the deductions described hereafter, be invested in selected Sub-Accounts of DC-I or DC-II, as appropriate.

WHO CAN BUY THESE CONTRACTS?

    The group variable annuity contracts offered under this Prospectus are offered for use in connection with plans qualified under Sections 401(a) or 403(a) of the Internal Revenue Code, including annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to
  Section 403(b) of the Internal Revenue Code; annuity purchase plans adopted according to Section 408 of the Internal Revenue Code, including employee pension plans established for employees by a state, a political subdivision of a state, or an agency or instrumentality of either a state or a political subdivision of a state, and certain eligible deferred compensation plans as defined in Section 457 of the Internal Revenue Code; and pension or profit-sharing plans described in Section 401(a) and 401(k) ("Qualified Contracts").

WHAT ARE THE SEPARATE ACCOUNTS AND HOW DO THEY OPERATE?

    Provision has been made for two different Separate Accounts (DC-I and DC-II), to be operative during the life of the contracts which are issued in conjunction with Deferred Compensation Plans. This arrangement provides for tax treatment of DC-I which may provide tax advantages to Deferred Compensation Plan Contract Owners. (see "Federal Tax Considerations," page 31.) Provision has been made for DC-II only to be operative during the life of a contract issued in conjunction with a Qualified Plan. DC-I and DC-II have been organized as unit investment trust types of investment companies and have been registered as such with the Commission under the Investment Company Act of 1940, as amended. The Separate Accounts meet the definition of "separate account" under federal securities law.



    Registration of the Separate Accounts with the Commission does not involve supervision of the management or investment practices or policies of the Separate Account or of Hartford by the Commission. However, Hartford and the Separate Accounts are subject to supervision and regulation by the Department of Insurance of the State of Connecticut.



    Under Connecticut law, the assets of the Separate Accounts attributable to the contracts offered under this Prospectus are held for the benefit of the owners of, and the persons entitled to payments under, those contracts. Also, in accordance with the contracts, the assets in the Separate Accounts attributable to contracts participating in the Separate Accounts are not chargeable with liabilities arising out of any other business Hartford may conduct. So, you will not be affected by the rate of return of Hartford's general account, nor by the investment performance of any of Hartford's other separate accounts.


    Your contributions are allocated to one or more Sub-Accounts of the Separate Account. Each Sub-Account is invested exclusively in the assets of one underlying Fund. Contributions and proceeds of transfers between Sub-Accounts are applied to purchase shares in the appropriate Fund at net asset value determined as of the end of the Valuation Period during which the payments were received or the transfer made. All distributions from the Fund are reinvested at net asset value. The value of your investment during the Accumulation Period will therefore vary in accordance with the net income and fluctuation in the individual investments within the underlying Fund portfolio or portfolios. During the Variable Annuity payout period, both your annuity payments and reserve values will vary in accordance with these factors.

    HARTFORD DOES NOT GUARANTEE THE INVESTMENT RESULTS OF THE SUB-ACCOUNTS OR ANY OF THE UNDERLYING INVESTMENTS. THERE IS NO ASSURANCE THAT THE VALUE OF A CONTRACT DURING THE YEARS PRIOR TO RETIREMENT OR THE AGGREGATE AMOUNT OF THE VARIABLE ANNUITY PAYMENTS WILL EQUAL THE SUM OF ALL CONTRIBUTIONS MADE UNDER THE CONTRACT. SINCE EACH UNDERLYING FUND HAS DIFFERENT INVESTMENT OBJECTIVES, EACH IS SUBJECT TO DIFFERENT RISKS. THESE RISKS ARE MORE FULLY DESCRIBED IN THE ACCOMPANYING FUND PROSPECTUSES.


    Hartford reserves the right, subject to compliance with the law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law. Current law requires notification to you of any such substitution and approval of the Commission.


    Hartford also reserves the right, subject to compliance with the law to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the contracts in the future.


    The Separate Accounts may be subject to liabilities arising from series whose assets are attributable to other variable annuity contracts or variable life insurance policies offered by the Separate Account which are not described in this Prospectus.



    Hartford may offer additional separate account options from time to time under these contracts. Such new options will be subject to the then in effect charges fees, and/or transfer restrictions for the contracts for such additional separate accounts.

                           OPERATION OF THE CONTRACT

HOW ARE CONTRIBUTIONS CREDITED?


    A Master Contract is issued to an association, Employer or Employer group designated entity. Employers participating in the Master Contract will do so by executing a Joinder Agreement through which they agree to participate in the Master Contract. The provisions in the Master Contract are fully and separately applicable to each joining Employer and to Participant's Individual Accounts thereunder. The variable contracts of prior series are no longer issued, however, Contract Owners may continue to make Contributions to those contracts. Such Contract Owners should refer to the Appendix, page 38, for a description of the sales charges and other expenses applicable to such contracts.



    The number of Accumulation Units purchased is determined by dividing the Contributions amount by the appropriate Accumulation Unit Value on the date the Contribution is credited to the Participant's Individual Account. Initial Contributions are credited to a Participant's Individual Account within two days of receipt of a properly completed application and the initial Contribution. Subsequent Contributions are credited to a Participant's Individual Account on the date following receipt of the Contribution by Hartford at its home office, P. O. Box 2999, Hartford, CT 06104-2999 (or other address as directed). If an application, or any other information is incomplete when received, Contributions will be credited to the Participant's Individual Account within five business days. If an initial Contribution is not credited within five business days, it will be immediately returned unless you have been informed of the delay and request that the Contribution not be returned. Subsequent payments cannot be credited on the same day of receipt unless they are accompanied by adequate instructions.


    The number of Sub-Account Accumulation Units will not change because of a subsequent change in an Accumulation Unit's value, but the dollar value of an Accumulation Unit will vary to reflect the investment experience of the appropriate Fund shares that serve as the underlying investment for the Sub-Account.


MAY I MAKE CHANGES IN THE AMOUNTS OF MY CONTRIBUTIONS?



    Yes, however the minimum Contribution that may be made at any one time on behalf of a Participant during the Accumulation Period under a contract is $30.00, unless the Employer's Plan provides otherwise. If the Plan adopted by the Contract Owner so provides, the contract permits the allocation of Contributions, in multiples of 10% among the several Sub-Accounts of DC-I and DC-II. The minimum amount that may be allocated to any Sub-Account in a Separate Account shall not be less than $10.00. Such changes must be requested in the form and manner prescribed by Hartford.



MAY I SYSTEMATICALLY TRANSFER ASSETS TO THE SUB-ACCOUNTS?


    Yes, during the Accumulation Period you may transfer the values of your Sub-Account allocations from one or more Sub-Accounts to another.

    The following transfer restrictions apply to contracts issued or amended on or after May 1, 1992:


    Transfers of assets presently held in the General Account, or which were held in the General Account at any time during the preceding three months, to the Money Market Fund Sub-Account are prohibited.



    Similarly, transfers of assets presently held in the Money Market Fund Sub-Account, or which were held in the Money Market Sub-Account or the General Account during the preceding three months, to the General Account are prohibited.



    Transfers between Sub-Accounts and changes in Sub-Account allocated may be made by written request or by calling 1-800-771-3048. Any transfers or changes made in writing will be effected as of the date the request is received by Hartford at its home office, P. O. Box 2999, Hartford, CT 06104-2999. Telephone transfer changes may not be permitted in some states. The policy of Hartford and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Hartford will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise Hartford may be liable for any losses due to unauthorized or fraudulent instructions. The procedures Hartford follows for transactions initiated by telephone include requirements that Participants provide certain identifying information. All transfer instructions by telephone are recorded. Each transfer may be subject to a $5.00 transfer fee (see "Charges Under the Contract -- Experience Rating of Contracts," page 26).

    In addition, the right, with respect to a Participant's Individual Account, to transfer monies between Sub-Accounts is subject to modification if Hartford determines, in its sole opinion, that the exercise of that right by the Contract Owner/Participant is, or would be, to the disadvantage of other Contract Owners/Participants. Any modification could be applied to transfers to or from the same or all of the Accounts and could include, but not be limited to, the requirement of a minimum time period between each transfer, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Participant or Contract Owner, or limiting the dollar amount that may be transferred between Sub-Accounts by a Contract Owner/Participant at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by Hartford to be to the disadvantage of other Contract Owners/Participants.



MAY I TRANSFER ASSETS BETWEEN SUB-ACCOUNTS?



    If, during the Accumulation Period, the portion of your contract values held under the General Account option is at least $5,000, or the value of your Accumulation Units held under the Money Market Fund Sub-Account is at least $5,000, you may choose to have a specified dollar amount transferred from either the General Account option or the Money Market Fund Sub-Account, whichever meets the applicable minimum value, to other Sub-Accounts of the Separate Account at monthly, quarterly, semi-annual or annual intervals. This is known as Dollar Cost Averaging. The main objective of a Dollar Cost Averaging program is to minimize the impact of short term price fluctuations. Since the same dollar amount is transferred to other Sub-Accounts at set intervals, more units are purchased in a Sub-Account if the value per unit is low and less units are purchased if the value per unit is high. Therefore, a lower average cost per unit may be achieved over the long term. A Dollar Cost Averaging program allows investors to take advantage of market fluctuations. However, it is important to understand that Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets.



    The minimum amount that may be transferred to any one Sub-Account at a transfer interval is $100. The transfer date will be the monthly, quarterly, semi-annual or annual anniversary, as applicable, of your first transfer under your initial Dollar Cost Averaging election. The first transfer will commence within five business days after Hartford receives your initial election either on an appropriate election form in good order or by telephone subject to the telephone transfer procedures detailed on page 17. The dollar amount will be allocated to the Sub-Accounts that you specify, in the proportions that you specify on the appropriate election form provided by Hartford. You may specify a maximum of five Sub-Accounts. If, on any transfer date, your General Account value or the value of your Accumulation Units under the Money Market Fund Sub-Account, as applicable, is less than the amount you have elected to have transferred, your Dollar Cost Averaging program will end. You may cancel your Dollar Cost Averaging election by notice to Hartford in writing or by calling 1-800-528-9009 and giving notice to a Hartford representative on our recorded telephone line.


WHAT HAPPENS IF THE CONTRACT OWNER FAILS TO MAKE CONTRIBUTIONS?


    A contract will be deemed paid-up within 30 days after any anniversary date of the contract if the Contract Owner has not remitted a Contribution to Hartford during the preceding 12 month period. Effective with a change of the contract to paid-up status, no further Contributions will be accepted by Hartford and each Participant's Individual Account will be considered an inactive account until the commencement of Annuity payments or until the value of the Participant's Individual Account is disbursed or applied in accordance with the termination provisions (see "How can a contract be redeemed or surrendered?" commencing on page 20). Once a contract has been placed on a paid-up status it may not be reinstated. Persons receiving Annuity payments at the time of any change to paid-up status will continue to receive their payments.


MAY I ASSIGN OR TRANSFER THE CONTRACT?


    The group contracts issued with respect to Deferred Compensation Plans may be assigned by the Contract Owner. Some forms of Qualified Plans prohibit the assignment of a contract or any interest therein. No assignment will be effective until a copy has been filed at the offices of Hartford at Hartford, Connecticut, prior to settlement for Hartford's liability under the contract. Hartford assumes no responsibility for the validity of any such assignments. Participants may not assign their individual account interests.

HOW DO I KNOW WHAT MY ACCOUNT IS WORTH?


    The value of the Accumulation Units in the Separate Accounts representing an interest in the appropriate Fund shares that are held under the contract were initially established on the date that Contributions were first contributed to the appropriate Sub-Account of the Separate Account. The value of the respective Accumulation Units for any subsequent day is determined by multiplying the Accumulation Unit value for the preceding day by the net investment factor of the appropriate Sub-Accounts, as appropriate. (See "How is the Accumulation Unit value determined?" commencing on page 19.)


    The value of a Participant's Individual Account under a contract at any time prior to the commencement of Annuity payments can be determined by multiplying the total number of Sub-Account Accumulation Units credited to a Participant's Individual Account by the current Accumulation Unit value for the respective Sub-Account. There is no assurance that the value in the Sub-Accounts will equal or exceed the Contributions made by the Contract Owner to such Sub-Accounts.

HOW IS THE ACCUMULATION UNIT VALUE DETERMINED?


    The Accumulation Unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each "Valuation Day" by multiplying the Accumulation Unit value of the particular Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividends or capital gains by that Fund if the ex-dividend date occurs in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period and subtracting from that amount the amount of any charges assessed during the Valuation Period then ending. You should refer to the prospectuses for the Funds which accompany this Prospectus for a description of how the assets of each Fund are valued, since each determination has a direct bearing on the Accumulation Unit value of the Sub-Account and, therefore, the value of a contract.


HOW ARE THE UNDERLYING FUND SHARES VALUED?


    The shares of the Fund are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the accompanying prospectus for each Fund.


                              PAYMENT OF BENEFITS

WHAT WOULD MY BENEFICIARY RECEIVE AS DEATH PROCEEDS?


    The contracts provide that in the event the Participant dies before the selected Annuity Commencement Date or the Participant's age 65 (whichever occurs first) the Minimum Death Benefit payable on such contract will be the greater of (a) the value of the Participant's Individual Account determined as of the day written proof of death of such person is received by Hartford or
  (b) 100% of the total Contributions made to such Account, reduced by any prior partial surrenders.



    The benefit may be taken by the Contract Owner in a single sum, in which case payment will be made within seven days of receipt of proof of death by Hartford, unless subject to postponement as explained below. In lieu of payment in one sum, a Contract Owner may elect that the amount be applied, subject to the suspension provisions described below, under any one of the optional Annuity forms provided under DC-II (see "What are the available Annuity options under the contracts?" commencing on page 22) to provide Annuity payments to the Beneficiary.



    An election to receive death benefits under a form of Annuity must be made prior to a lump sum settlement with Hartford and within one year after the death by written notice to Hartford at its offices in Hartford, Connecticut. Benefit proceeds due on death may be applied to provide variable payments, fixed payments or a combination of variable and fixed payments. No election to provide Annuity payments will become operative unless the initial Annuity payment is at least $20.00 on either a variable or fixed basis or $20.00 on each basis when a combination benefit is elected. The manner in which the Annuity payments are determined and in which they may vary from month to month are the same as applicable to a Participant's Individual Account after retirement. (See "How are contributions made to establish my Annuity account?" commencing on page 22.)


HOW CAN A CONTRACT BE REDEEMED OR SURRENDERED?

    THERE ARE CERTAIN RESTRICTIONS ON SECTION 403(B) TAX-SHELTERED ANNUITIES. AS OF DECEMBER 31, 1988, ALL SECTION 403(B) ANNUITIES HAVE LIMITS ON FULL AND PARTIAL SURRENDERS. CONTRIBUTIONS TO THE CONTRACT MADE AFTER DECEMBER 31, 1988 AND ANY INCREASES IN CASH VALUE AFTER DECEMBER 31, 1988 MAY NOT BE DISTRIBUTED UNLESS THE CONTRACT OWNER/EMPLOYEE HAS (A) ATTAINED AGE 59 1/2, (B) TERMINATED EMPLOYMENT, (C) DIED, (D) BECOME DISABLED OR (E) EXPERIENCED FINANCIAL HARDSHIP.

    DISTRIBUTIONS DUE TO FINANCIAL HARDSHIP OR SEPARATION FROM SERVICE MAY STILL BE SUBJECT TO A PENALTY TAX OF 10%.


    HARTFORD WILL NOT ASSUME ANY RESPONSIBILITY IN DETERMINING WHETHER A WITHDRAWAL IS PERMISSIBLE, WITH OR WITHOUT TAX PENALTY, IN ANY PARTICULAR SITUATION; OR IN MONITORING WITHDRAWAL REQUESTS REGARDING PRE OR POST JANUARY 1, 1989 ACCOUNT VALUES.


    On termination of Contributions to a contract by the Contract Owner on behalf of a Participant prior to the selected Annuity Commencement Date for such Participant, the Contract Owner will have the following options:


      1. To continue a Participant's Individual Account in force under the contract. Under this option, when the selected Annuity Commencement Date arrives, the Contract Owner will begin to receive Annuity payments under the selected Annuity option under the contract. (See "What are the available Annuity options under the contracts?" commencing on page 22.) At any time in the interim, a Contract Owner may surrender a Participant's Individual Account for a lump sum cash settlement in accordance with 3. below.



      2. To provide Annuity payments immediately. The values in a Participant's Individual Account may be applied, subject to contractual provisions, to provide for Fixed or Variable Annuity payments, or a combination thereof, commencing immediately, under the selected Annuity option under the contract. (See "What are the available Annuity options under the contracts?" commencing on page 22.)



      3. To surrender a Participant's Individual Account under the contract for a lump sum cash settlement, in which event the Annual Contract Fee and any applicable contingent deferred sales charges will be deducted. (See "How are the charges under these contracts made?" commencing on page 25.) The amount received will be the net termination value next computed after receipt by Hartford at its home office, P. O. Box 2999, Hartford, CT 06104-2999, of a written surrender request for complete surrender. Payment will normally be made as soon as possible, but not later than seven days after the written request is received by Hartford.



      4. In the case of a partial surrender, the amount requested is either taken out of the specified Sub-Account(s) or, if no Sub-Account(s) are specified, the requested amount is taken out of all applicable Sub-Account(s) on a pro rata basis. Within this context, the contingent deferred sales charges are taken as a percentage of the amount withdrawn. (See "How are the charges under these contracts made?" commencing on page 25.) If the contingent deferred sales charges have been experience rated (see "How are the charges under these contracts made?" commencing on page 25), any amounts not subject to the contingent deferred sales charge will be deemed to be surrendered last.


CAN PAYMENT OF THE REDEMPTION OR SURRENDER VALUE EVER BE POSTPONED BEYOND THE SEVEN DAY PERIOD?


    Yes. It may be postponed whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Commission; (b) the Commission permits postponement and so orders; or (c) the Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

MAY I SURRENDER ONCE ANNUITY PAYMENTS HAVE STARTED?

    Except with respect to Option 5 (on a variable payout), once Annuity payments have commenced for an Annuitant, no surrender of a life Annuity benefit can be made for the purpose of receiving a partial withdrawal or a lump sum settlement in lieu thereof. Any surrender out of Option 5 will be subject to contingent deferred sales charges, if applicable.

ARE THERE DIFFERENCES IN THE CONTRACT RELATED TO THE TYPE OF PLAN IN WHICH THE PARTICIPANT IS ENROLLED?


    Annuity Rights are provided under contracts issued only in conjunction with Deferred Compensation Plans, with respect to DC-I only, entitling the Contract Owner to have Annuity payments at the rates set forth in the contract at the time of issue. Such rates will be made applicable to all amounts held in a Participant's Individual Account during the Annuity Period under such contract which do not exceed five times the gross Contributions made during the Accumulation Period with respect to such Participant's Individual Account thereunder. To the extent that the value of a Participant's Individual Account at the end of the Accumulation Period is insufficient to fund the Annuity Rights provided, the Contract Owner shall have the right to apply additional Contributions to the values held in a Participant's Individual Account in order to exercise all of the Annuity Rights provided. Any amounts in excess thereto may be applied by Hartford at Annuity rates then being offered by Hartford.


CAN A CONTRACT BE SUSPENDED BY A CONTRACT OWNER?


    A contract may be suspended by the Contract Owner by giving written notice at least 90 days prior to the effective date of such suspension to Hartford at its home office, P. O. Box 2999, Hartford, CT 06104-2999. A contract will be suspended automatically on its anniversary if the Contract Owner fails to assent to any modification of a contract (as described under the caption "Can a contract be modified?" commencing on page 24), which modifications would have become effective on or before that anniversary. Upon suspension, Contributions will continue to be accepted by Hartford under the contract and, subject to the terms thereof, as they are applicable to Participant's Individual Accounts under the contracts prior to such suspension; but no Contributions will be accepted on behalf of any new Participant's Individual Accounts. Annuitants at the time of any suspension will continue to receive their Annuity payments. The suspension of a contract will not preclude the Contract Owner's applying existing Participant's Individual Accounts under DC-I or DC-II, as appropriate, to the purchase of Fixed or Variable Annuity benefits.


HOW DO I ELECT AN ANNUITY COMMENCEMENT DATE AND FORM OF ANNUITY?

    The Contract Owner selects an Annuity Commencement Date, usually between a Participant's 50th and 75th birthdays, and an Annuity Option. The Annuity Commencement Date may not be deferred beyond a Participant's 75th birthday or such earlier date as may be required by applicable law and/or regulation. The Annuity Commencement Date and/or the Annuity option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payments are scheduled to begin. Annuity payments will normally be made on the first business day of each month.


    The contract contains five optional annuity forms which may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Contract Owner does not elect otherwise, Hartford reserves the right to begin Annuity payments at age 65 under Option 2 with 120 monthly payments certain. However, Hartford will not assume responsibility in determining or monitoring minimum distributions beginning at age 70 1/2.


    When an Annuity is purchased by a Contract Owner for an Annuitant, unless otherwise specified, DC-I or DC-II Accumulation Unit values will be applied to provide a Variable Annuity under DC-II.

WHAT IS THE MINIMUM AMOUNT THAT I MAY SELECT FOR AN ANNUITY PAYMENT?


    The minimum Annuity payment is $20.00. No election may be made which results in a first payment of less than $20.00. If at any time Annuity payments are or become less than $20.00, Hartford has the right to change the frequency of payment to intervals that will result in payments of at least $20.00.

HOW ARE CONTRIBUTIONS MADE TO ESTABLISH MY ANNUITY ACCOUNT?

    During the Annuity Period, contract values and any allowable additional Contributions made by the Contract Owner for the purpose of effecting Annuity payments under the contract (Deferred Compensation Plans Only) are, based upon the information received from the Contract Owner, applied to establish Annuitant's Accounts under the contracts to provide Fixed or Variable Annuity payments.

    At the end of the Accumulation Period with respect to a Participant's Individual Account there is an automatic transfer of all DC-I values to DC-II which are used to establish Annuitant's Accounts with respect to DC-II. Such transfer will be effected by a transfer of ownership of DC-I interests in the underlying securities to DC-II. The value of a Participant's Individual Account that is transferred to DC-II hereunder will be without application of any sales charges or other expenses, with the exception of any applicable Premium Taxes. DC-II values held during the Accumulation Period under a contract are retained in DC-II.

    In addition to having the right to allocate the value of a Participant's Individual Account held in the Separate Account during the Accumulation Period to establish an Annuitant's Account during the Annuity Period, a Deferred Compensation Plan Contract Owner (with respect to DC-I, only) may make additional Contributions at the beginning of the Annuity Period for the purpose of effecting increased Annuity payments for Participants. All such additional Contributions shall be subject to a deduction for sales expenses, as well as any applicable Premium Taxes as follows:

ADDITIONAL CONTRIBUTION TO AN ANNUITANT'S ACCOUNT                                                        TOTAL DEDUCTION
-------------------------------------------------------------------------------------------------------  ---------------
    On the first $50,000...............................................................................        .50%
    On the next $50,000................................................................................       2.00%
    On excess over $100,000............................................................................       1.00%

WHAT ARE THE AVAILABLE ANNUITY OPTIONS UNDER THE CONTRACTS?

    OPTION 1: LIFE ANNUITY


    A life annuity is an Annuity payable during the lifetime of the Annuitant and terminating with the last monthly payment preceding the death of the Annuitant. This option offers the maximum level of monthly payments of any of the other life options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.



    It would be possible under this option for an Annuitant to receive only one Annuity payment if he died prior to the due date of the second Annuity payment, two payments if he died before the due date of the third Annuity payment, etc.


    *OPTION 2: LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN


    This Annuity option is an Annuity payable monthly during the lifetime of an Annuitant with the provision that payments will be made for 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary or Beneficiaries designated unless other provisions will have been made and approved by Hartford.


    *OPTION 3: UNIT REFUND LIFE ANNUITY

    This Annuity option is an Annuity payable monthly during the lifetime of the Annuitant terminating with the last payment due prior to the death of the Annuitant except that an additional payment will be made to the Beneficiary or Beneficiaries if (a) below exceeds (b) below:

                        total amount applied under the option
 (a)  =                    at the Annuity Commencement Date
         --------------------------------------------------------------------
                 Annuity Unit value at the Annuity Commencement Date

         number of Annuity Units represented by         number of monthly
 (b)  =  each monthly Annuity Payment made         X    Annuity Payments made


    The amount of the additional payments will be determined by multiplying such excess by the Annuity Unit value as of the date that proof of death is received by Hartford.

    OPTION 4: JOINT AND LAST SURVIVOR ANNUITY

    An Annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor.


    At the Annuitant's death, payments will continue to be made to the contingent annuitant, if living for the remainder of the contingent annuitant's life. When the Annuity is purchased, the Annuitant elects what percentage (50%, 66 2/3% or 100%) of the monthly annuity payment will continue to be paid to the contingent annuitant.


    It would be possible under this Option for an Annuitant and designated second person in the event of the common or simultaneous death of the parties to receive only one payment in the event of death prior to the due date for the second payment and so on.

    *OPTION 5: PAYMENTS FOR A DESIGNATED PERIOD


    An amount payable monthly for the number of years selected. Under the contracts the minimum number of years is five.



    In the event of the Annuitant's death prior to the end of the designated period, any then remaining balance of proceeds will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions will have been made and approved by Hartford. Option 5 is an option that does not involve life contingencies and thus no mortality guarantee.



    Surrenders are subject to the limitations set forth in the contract and any applicable contingent deferred sales charges. (See "How are charges under these contracts made?" commencing on page 25.)


* ON QUALIFIED PLANS, OPTIONS 2, 3 AND 5 ARE AVAILABLE ONLY IF THE GUARANTEED PAYMENT PERIOD IS LESS THAN THE LIFE EXPECTANCY OF THE ANNUITANT AT THE TIME THE OPTION BECOMES EFFECTIVE. SUCH LIFE EXPECTANCY SHALL BE COMPUTED ON THE BASIS OF THE MORTALITY TABLE PRESCRIBED BY THE IRS, OR IF NONE IS PRESCRIBED, THE MORTALITY TABLE THEN IN USE BY HARTFORD.

--------------------------------------------------------------------------------
UNDER ANY OF THE ANNUITY OPTIONS ABOVE, EXCEPT OPTION 5 (ON A VARIABLE BASIS), NO SURRENDERS ARE PERMITTED AFTER ANNUITY PAYMENTS COMMENCE.
--------------------------------------------------------------------------------

HOW ARE VARIABLE ANNUITY PAYMENTS DETERMINED?


    The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the net investment factor (see "How is the Accumulation Unit value determined?" commencing on page 19) for the day for which the Annuity Unit value is being calculated and (2) a factor to neutralize the assumed net investment rate discussed below.



    When Annuity payments are to commence, the value of the contract is determined as the product of the value of the Accumulation Unit credited to each Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payment is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.



    The first monthly payment varies according to the form of Annuity selected. The contract cites Annuity tables derived from the 1983a Individual Annuity Mortality Table with an assumed interest rate ("A.I.R.") of 4.00% or 5.00% per annum. The total first monthly Annuity payment is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the contracts. With respect to fixed annuities only, the current rate will be applied if it is higher than the rate under the tables in the contracts.



    Level Annuity payments would be provided if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.


    The amount of the first monthly Annuity payment, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account as of the close of business on the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.

    The Annuity payments will be made on the date selected. The Annuity Unit value used in calculating the amount of the Annuity payments will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payment.

    Here is an example of how a variable annuity is determined:

                        ILLUSTRATION OF ANNUITY PAYMENTS:
             (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN


  1. Net amount applied........................................  $ 139,782.50
  2. Initial monthly income per $1,000 of payment applied......          6.13
  3. Initial monthly payment (1 X 2  DIVIDED BY 1,000).........  $     856.87
  4. Annuity Unit Value........................................         3.125
  5. Number of monthly annuity units (3  DIVIDED BY 4).........       274.198
  6. Assume annuity unit value of second month equal to........         2.897
  7. Second monthly payment (6 X 5)............................  $     794.35
  8. Assume annuity unit value for third month equal to........         3.415
  9. Third month payment (8 X 5)...............................  $     936.39


    The above figures are simply to illustrate the calculation of a variable annuity and have no bearing on the actual historical record of any Separate Account.

CAN A CONTRACT BE MODIFIED?


    The contracts may, subject to any federal and state regulatory restrictions, be modified at any time by written agreement between the Contract Owner and Hartford. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the contract to, or give the Contract Owner the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or Internal Revenue Service.



    On or after the fifth anniversary of any contract Hartford may change, from time to time, any or all of the terms of the contracts by giving 90 days advance written notice to the Contract Owner, except that the Annuity tables, guaranteed interest rates and the contingent deferred sales charges which are applicable at the time a Participant's Individual Account is established under a contract, will continue to be applicable. In addition, the limitations on the deductions for the Mortality, Expense Risks and Administrative Undertakings and the Annual Contract Fee will continue to apply in all Contract Years.



    At any time Hartford reserves the right to modify the contract, if such modification: (i) is necessary to make the contract or the Separate Account comply with any law or regulation issued by a governmental agency to which Hartford is subject; or (ii) is necessary to assure continued qualification of the contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification, Hartford will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Hartford may also make appropriate endorsement in the contract to reflect such modification.

                           CHARGES UNDER THE CONTRACT

HOW ARE THE CHARGES UNDER THESE CONTRACTS MADE?


    No deduction for sales expense is made at the time of allocation of Contributions to the contracts. A deduction for contingent deferred sales charges is made if there is any surrender of contract values during the first 12 Participant Contract Years. During the first six years thereof, a maximum deduction of 7% will be made against the full amount of any such surrender. During the next six years thereof, a maximum deduction of 5% will be made against the full amount of any such surrender. Such charges will in no event ever exceed 8.50% when applied as a percentage against the sum of all Contributions to a Participant's Individual Account. The amount or term of the contingent deferred sales charge may be reduced (see "Charges Under the Contract -- Experience Rating of Contracts," page 26).


    In the case of a redemption in which you request a certain dollar amount be withdrawn, the sales charge is deducted from the amount withdrawn and the balance is paid to you. Example: You request a total withdrawal, your account value is $1,000 and the applicable sales load is 5%. Your Sub-Account(s) will be surrendered and you will receive $950 (i.e., the $1,000 total withdrawal less the 5% sales charge). This is the method applicable on a full surrender of your contract. In the case of a partial redemption in which you request to receive a specified amount, the sales charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) in order to provide you with the amount requested. Example: You request to receive $1,000 and the applicable sales load is 5%. Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63 which results in a $52.63 sales charge ($1,052.63 x 5%) and a net amount paid to you of $1,000 as requested).


    Hartford reserves the right to limit any increase in the Contributions made to a Participant's Individual Account under any contract to not more than three times the total Contributions made on behalf of such Participant during the initial 12 consecutive months following the Date of Coverage. Increases in excess of those described will be accepted only with the consent of Hartford and subject to the then current deductions being made under the contracts.


IS THERE EVER A TIME WHEN THE SALES CHARGES DO NOT APPLY?

    No deduction for contingent deferred sales charges will be made on contracts: (1) in the event of death of a Participant, (2) if the value of a Participant's Individual Account is paid out under one of the available Annuity options under the contracts (except that a surrender out of Annuity Option 5 is subject to sales charges, if applicable) or (3) if on Public Employee Deferred Compensation Plans only, a Participant in a Plan makes a financial hardship withdrawal as defined in the Regulations issued by the IRS with respect to the IRC Section 457 governmental deferred compensation plans. The Plan of the Employer must also provide for such hardship withdrawals. Participants with a Date of Coverage prior to October 15, 1986 may withdraw up to 10% of the value of their Individual Account on a non-cumulative basis each Participant's Contract Year, after the first, without application of contingent deferred sales charges. Participant's with a Date of Coverage on or after October 15, 1986 do not have this 10% withdrawal privilege.

WHAT DO THE SALES CHARGES COVER?


    The contingent deferred sales charges, when applicable, will be used to cover expenses relating to the sale and distribution of the contracts, including commissions paid to any distribution organization and its sales personnel, the cost of preparing sales literature and other promotional activities. It is anticipated that gross commissions paid on the sale of the contracts will not exceed 5.00% of a Contribution. To the extent that these charges do not cover such distribution expenses they will be borne by Hartford from its general assets, including surplus or possible profit from mortality and expense risk charges.


WHAT IS THE MORTALITY, EXPENSE RISK AND ADMINISTRATIVE CHARGE?


    Although Variable Annuity payments made under the contracts will vary in accordance with the investment performance of the underlying Fund shares held in the Sub-Account(s), the payments will not be affected by (a) Hartford's actual mortality experience among Annuitants before or after retirement or (b) Hartford's actual expenses, including certain administrative expenses, if greater than the deductions provided for in the contracts because of the mortality and expense undertakings by Hartford.

    In providing an expense undertaking with respect to both DC-I and DC-II, Hartford assumes the risk that the deductions for contingent deferred sales charges, and the Annual Contract Fee under the contracts may be insufficient to cover the actual future costs.



    The mortality undertaking provided by Hartford under the contracts, assuming the selection of one of the forms of life annuities, is to make monthly Annuity payments (determined in accordance with the annuity tables and other provisions contained in the contract) to Contract Owners on Annuitants' Accounts regardless of how long all Annuitants may live and regardless of how long all Annuitants as a group may live. This undertaking assures a Contract Owner that neither the longevity of an Annuitant nor an improvement in life expectancy will have any adverse effect on the monthly Annuity payments the Employee will receive under the contract. It thus relieves the Contract Owner from the risk that Participants in the Plan will outlive the funds accumulated. The mortality undertaking is based on Hartford's present actuarial determination of expected mortality rates among all Annuitants.



    If actual experience among Annuitants deviates from Hartford's actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, Hartford must provide amounts from its general funds to fulfill its contract obligations. In that event, a loss will fall on Hartford. Conversely, if longevity among Annuitants is lower than anticipated, a gain will result to Hartford. Hartford also assumes the liability for payment of the Minimum Death Benefit provided under the contract.



    The administrative undertaking provided by Hartford assures the Contract Owner that administration will be provided throughout the entire life of the contract.



    For assuming these risks Hartford presently charges .90% (.50% for mortality, .15% for expense and .25% for administrative undertakings) of the average daily net assets of DC-I. With respect to the contract values in DC-II, such charge is an annual rate of 1.25% (.85% for mortality, .15% for expense and .25% for administrative undertakings) of the average daily net assets of DC-II, as appropriate. The rate charged for the expense, mortality and administrative undertakings under the contracts may be reduced (see "Charges Under the Contract -- Experience Rating of Contracts," page 26). The rate charged for the expense, mortality and administrative undertakings may be periodically increased by Hartford subject to a maximum annual rate of 2.00%; provided, however, that no such increase will occur unless the Commission shall have first approved such increase.


ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?


    There may be an Annual Contract Fee deduction from the value of each Participant's Individual Account under the contracts. The maximum Annual Contract Fee is $18.00 per year, but may be reduced or waived (see "Charges Under the Contract -- Experience Rating of Contracts," page 26).



    The Annual Contract Fee will be deducted from the value of each such Account on the last business day of each Participant's Contract Year; provided, however, that if the value of a Participant's Individual Account is redeemed in full at any time before the last business day of the Participant's Contract Year, then the Annual Contract Fee charge will be deducted from the proceeds of such redemption. No deduction for the Annual Contract Fee will be made during the Annuity Period under the contracts.



    In the event that the contract contains a General Account option or the contract is issued in conjunction with a separate Hartford General Account contract, the Annual Contract Fee as described above will be charged against DC-I or DC-II (as applicable) and the General Account contract or option on a pro rata basis.


EXPERIENCE RATING OF CONTRACTS


    Certain of the charges and fees described in this Prospectus may be reduced ("experience rated") for contracts depending on some or all of the following factors: the total number of Participants, the sum of all Participants' Individual Account values, the sum of all Participants' Individual Account values which are allocated to funds managed by affiliates of Hartford, anticipated present or future expense levels, anticipated present or future commission levels, and whether or not Hartford is an exclusive annuity contract provider. Experience rating of a contract may be discontinued in the event of a change in the applicable factors, Hartford, in its discretion, may experience rate a contract (either prospectively or retrospectively) by: (1) reducing the amount or term of any applicable contingent deferred sales charge, (2) reducing the amount of, or waiving, the Annual Contract Fee, (3) reducing the amount of, or waiving, the Transfer Fee, (4) reducing the mortality, expense and administrative risk charge or (5) by any combination of the above.

  Reductions in these charges will not be unfairly discriminatory against any person, including the affected contract holders/Participants funded by the Separate Account. Experience rating credits have been given on certain cases. Participants in contracts receiving experience rating credits will receive notification regarding any reduction in charges or fees.

HOW MUCH ARE THE DEDUCTIONS FOR PREMIUM TAXES ON THESE CONTRACTS?


    A deduction is also made for Premium Taxes, if applicable imposed by a state or other governmental entity. Certain states impose a Premium Tax, ranging up to 4.00%. On any contract subject to a Premium Taxes, Hartford will pay the taxes imposed by the applicable taxing authorities. Hartford, at its sole discretion, will deduct the taxes from Contributions when received, from the proceeds at surrender, or from the amount applied to effect an Annuity at the time Annuity payments commence.


WHAT CHARGES ARE MADE BY THE FUNDS?


    Deductions are made from assets of the Funds to pay for management fees and the operating expenses of the Funds. A full description of the Funds, their investment policies and restrictions, risks, charges and expenses and all other aspects of their operation is contained in the accompanying prospectuses for the Funds.


ARE THERE ANY OTHER DEDUCTIONS?


    Reallocation of monies between or among Sub-Accounts under the contracts may be subject to a $5.00 charge for each such transfer (see "Charges Under the Contract -- Experience Rating of Contracts," page 26).


                        HARTFORD LIFE INSURANCE COMPANY
                                 AND THE FUNDS


WHAT IS HARTFORD?



    Hartford Life Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing health and life insurance, both individual and group, in all states of the United States and the District of Columbia. Hartford was originally incorporated under the laws of Massachusetts on June 5, 1902, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P. O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately owned by ITT Hartford Group, Inc., a Delaware corporation. Subject to shareholder approval on May 2, 1997, the name of ITT Hartford Group, Inc. will change to The Hartford Financial Services Group, Inc.



    Hartford is rated A+ (superior) by A.M. Best and Company, Inc., on the basis of its financial soundness and operating performance. Hartford is rated AA by Standard & Poor's and AA+ by Duff and Phelps on the basis of its claims paying ability. These ratings do not apply to the investment performance of the Sub-Accounts of the Separate Account. The ratings apply to Hartford's ability to meet its insurance obligations, including those described in this Prospectus.


WHAT ARE THE FUNDS?


    The assets of each Sub-Account of the Separate Account are invested exclusively in one of the Funds. The investment objectives of each of the Funds are summarized below. There is no guarantee that any of the Funds will achieve its stated objectives.


    A full description of the Funds, their investment policies and restrictions, risks, charges and expenses and all other aspects of their operations is contained in the accompanying Funds prospectuses which should be read in conjunction with this Prospectus before investing, and in the Funds' Statement of Additional Information which may be ordered from Hartford.

HARTFORD FUNDS

  HARTFORD ADVISERS FUND, INC.


    Seeks maximum long-term total rate of return consistent with prudent investment risk by investing in common stock and other equity securities, bonds and other debt securities, and money market instruments.


  HARTFORD BOND FUND, INC.


    Seeks maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Hartford Funds entitled "Hartford Bond Fund, Inc. -- Investment Policies."


  HARTFORD CAPITAL APPRECIATION FUND, INC.


    Seeks growth of capital by investing in securities selected solely on the basis of potential for capital appreciation; income, if any, is an incidental consideration.


  HARTFORD DIVIDEND AND GROWTH FUND, INC.


    Seeks a high level of current income consistent with growth of capital and reasonable investment risk.


  HARTFORD INDEX FUND, INC.


    Seeks to provide investment results that correspond to the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.*


  HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.


    Seeks long-term total rate of return consistent with prudent investment risk through investment primarily in equity securities issued by non-U.S. companies.


  HARTFORD MORTGAGE SECURITIES FUND, INC.


    Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association.


  HARTFORD STOCK FUND, INC.


    Seeks long-term capital growth primarily through capital appreciation, with income a secondary consideration, by investing primarily in equity securities.


  HVA MONEY MARKET FUND, INC.


    Seeks maximum current income consistent with liquidity and preservation of capital.



  CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO



    Seeks to achieve a total return above the rate of inflation through an actively managed, nondiversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social criteria established for the Portfolio.



* "STANDARD & POOR'S-REGISTERED TRADEMARK-", "S&P-REGISTERED TRADEMARK-", "S&P 500-REGISTERED TRADEMARK-", "STANDARD & POOR'S 500", AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY HARTFORD LIFE INSURANCE COMPANY AND AFFILIATES. THE HARTFORD INDEX FUND, INC. ("INDEX FUND") IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE INDEX FUND.

AMERICAN CENTURY VP FUNDS



  AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. AMERICAN CENTURY VP ADVANTAGE



    Seeks capital growth over time by investing primarily in common stocks that are considered by the investment manager to have better-than-average prospects for appreciation.



  AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. AMERICAN CENTURY VP CAPITAL APPRECIATION



    Seeks to provide reasonable share price stability through its holdings of money market securities and bonds, provide competitive rates of current income with government-backed securities, and offer the potential for long-term returns higher than those of fixed income investments through its use of common stocks.


FIDELITY FUNDS


  AMS/FIDELITY INVESTMENTS VIP II ASSET MANAGER PORTFOLIO



    Seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term fixed-income instruments.



  AMS/FIDELITY INVESTMENTS VIP GROWTH PORTFOLIO



    Seeks capital appreciation primarily through purchase of common stocks, although its investments are not restricted to any one type of security.



  AMS/FIDELITY INVESTMENTS VIP II CONTRAFUND PORTFOLIO



    Seeks long term capital appreciation through purchase of equity securities of domestic or foreign companies that are undervalued or due to an overly pessimistic appraisal by the public.



  AMS/FIDELITY INVESTMENTS VIP OVERSEAS PORTFOLIO



    Seeks long term capital appreciation by investing primarily in foreign securities whose principal business activities are outside of the United States.



    The Hartford Funds are organized as corporations under the laws of Maryland and are registered as diversified open-end management companies under the Investment Company Act of 1940. The Calvert Responsibly Invested Balanced Portfolio is a series of Acacia Capital Corporation, which is an open-end management investment company. The American Century VP Advantage and American Century VP Capital Appreciation Funds ("American Century VP Funds") are separate series of shares issued by American Century Variable Portfolios, Inc. ("ACVP"), a corporation organized under the laws of the state of Maryland. ACVP is a registered, diversified, open-ended investment management company under the Investment Company Act of 1940. The Fidelity Funds involve two diversified open-end management investment companies, each with multiple portfolios and organized as a Massachusetts business trust. The VIP Growth Portfolio and the VIP Overseas Portfolio are portfolios of the Variable Insurance Products Fund. The VIP II Asset Manager Portfolio and the VIP II Contrafund Portfolio are portfolios of the Variable Insurance Products Fund II. Each Fund continually issues an unlimited number of full and fractional shares of beneficial interest in the Fund.



    It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Funds simultaneously. Although Hartford and the Funds do not currently foresee any such disadvantages either to variable annuity Contract Owners or to variable life insurance Policy Owners, the Funds' Board of Directors intends to monitor events in order to identify any material conflicts between such Contract Owners and Policy Owners and to determine what action, if any, should be taken in response thereto. If the Board of Directors of the Funds were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity Contract Owners would not bear any expenses attendant to the establishment of such separate funds, but variable annuity Contract Owners and variable life insurance Policy Owners would no longer have the economics of scale resulting from a larger combined fund.

    Shares of Calvert Responsibly Invested Balanced Portfolio, a series of Acacia Capital Corporation which is unaffiliated with Hartford, are offered to other unaffiliated separate accounts. Hartford and the Board of Trustees of Acacia Capital Corporation intend to monitor events to identify any material irreconcilable conflicts which may arise and to determine what action, if any, should be taken in response thereto.



    Shares of the American Century VP Funds and the Fidelity Funds are offered to other unaffiliated separate accounts.



    Hartford reserves the right, subject to compliance with the law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law. Current law requires notification to you of any such substitution and approval of the Commission. Hartford also reserves the right, subject to compliance with the law to offer additional Funds with differing investment objectives.



    The Advisers Fund Sub-Account was not available under contracts issued prior to May 2, 1983. The Capital Appreciation Fund Sub-Account was not available under contracts issued prior to May 1, 1984. The Mortgage Securities Fund Sub-Account was not available under contracts issued prior to January 15, 1985. The Index Fund Sub-Account was not available under contracts issued prior to May 1, 1987. Funds not available prior to the issue date of a contract may be requested in writing by the Contract Owner.



INVESTMENT ADVISERS



    HARTFORD FUNDS



    All of the Hartford Funds are sponsored by Hartford and are incorporated under the laws of the State of Maryland. HL Investment Advisors, Inc. ("HL Advisors") serves as the investment adviser to each of the Hartford Funds.



    Wellington Management Company, L.L.P. ("Wellington Management") serves as sub-investment adviser for Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford International Opportunities Fund, and Hartford Stock Fund.



    In addition, HL Advisors has entered an investment services agreement with Hartford Investment Management Company, Inc., ("HIMCO"), pursuant to which HIMCO will provide certain investment services to Hartford Bond Fund, Hartford Index Fund, Hartford Mortgage Securities Fund, and HVA Money Market Fund.



    A full description of the Hartford Funds, their investment policies and restrictions, risks, charges and expenses and all other aspects of their operation is contained in the accompanying prospectus for the Hartford Funds which should be read in conjunction with this Prospectus before investing and in the Hartford Funds' Statement of Additional Information which may be ordered from Hartford. The Hartford Funds may not be available in all states.



    CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO



    Calvert Asset Management Company serves as investment adviser and manages the fixed-income portion of the Calvert Responsibly Invested Balanced Portfolio. The sub-advisor to the Portfolio is NCM Capital Management Group, Inc. ("NCM"). NCM manages the equity portion of the Portfolio.



    AMERICAN CENTURY VP FUNDS



    The American Century VP Funds are managed by American Century Investment Management, Inc., whose principal business address is American Century Towers, 4500 Main Street, Kansas City, MO 64111.



    FIDELITY FUNDS


    The Fidelity Funds are managed by Fidelity Management & Research Company ("Fidelity Management"), whose principal business address is 82 Devonshire Street, Boston, Massachusetts. Fidelity Management is one of America's largest investment management organizations. It is composed of a number of different companies, which provide a variety of financial services and products. Fidelity Management is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. Various Fidelity companies perform certain activities required to operate Variable Insurance Products Fund and Variable Insurance Products Fund II.

DOES HARTFORD HAVE ANY INTEREST IN THE FUNDS?



    At December 31, 1996, certain Hartford group pension contracts held direct interest in shares as follows:



                                                                   PERCENT OF
                                                       SHARES     TOTAL SHARES
                                                     ----------   ------------
 Hartford Advisers Fund, Inc.......................  18,752,510       0.69%
 Hartford Bond Fund, Inc...........................      47,060       0.01%
 Hartford Capital Appreciation Fund, Inc...........  15,519,596       1.79%
 Hartford Dividend and Growth Fund, Inc............     443,556       0.08%
 Hartford Index Fund, Inc..........................  16,432,999       6.30%
 Hartford International Opportunities Fund, Inc....   7,835,802       1.11%
 Hartford Mortgage Securities Fund, Inc............  17,408,850       5.65%
 Hartford Stock Fund, Inc..........................      92,167       0.01%
 HVA Money Market Fund, Inc........................      31,633       0.01%


                           FEDERAL TAX CONSIDERATIONS

WHAT ARE SOME OF THE FEDERAL TAX CONSEQUENCES WHICH AFFECT THESE CONTRACTS?

  A. GENERAL

    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CONTRACT OWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE CONTRACT IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, EMPLOYER OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CONTRACT DESCRIBED HEREIN.


    It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these contracts cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. For detailed information, a qualified tax adviser should always be consulted. This discussion is based on Hartford's understanding of existing federal income tax laws as they are currently interpreted.



  B. HARTFORD AND DC-I AND DC-II



    DC-I is not taxed as a part of Hartford. The taxation of DC-I is governed by Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") pursuant to an Internal Revenue Service ("IRS") Private Letter Ruling issued with respect to DC-I. By distributing substantially all of the net income and realized capital gains of DC-I to Contract Owners no federal income tax liability will be incurred by DC-I on the income and gain so distributed. While Hartford has no reason to believe that the above referenced Private Letter Ruling will ever be withdrawn by the IRS, in the event that it is the taxation of DC-I and DC-II would be identical from the effective date of any such withdrawal.



    DC-II is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Code. Accordingly, DC-II will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and any realized capital gains on the assets of DC-II are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units. (See "How is the Accumulation Unit value determined?" commencing on page 19.) As a result, such investment income and realized capital gains are automatically applied to increase reserves under the contract.


    No taxes are due on interest, dividends and short-term or long-term capital gains earned by DC-II with respect to qualified or non-qualified contracts.

  C. INFORMATION REGARDING TAX QUALIFIED PLANS


    The tax rules applicable to tax qualified contract owners, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of plan as well as the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of specified limits, to distributions in excess of specified limits, distributions which do not satisfy certain requirements and certain other transactions with respect to qualified plans. Accordingly, this summary provides only general information about the tax rules associated with use of the contract by a qualified plan. Contract Owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person to benefits are controlled by the terms and conditions of the plan regardless of the terms and conditions of the contract. Some qualified plans are subject to distribution and other requirements which are not incorporated into Hartford's administrative procedures. Contract Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Because of the complexity of these rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

  1. QUALIFIED PENSION PLANS.

    Provisions of the Code permit eligible employers to establish pension or profit sharing plans (described in Section 401(a) and 401(k), if applicable, and exempt from taxation under Section 501(a) of the Code), and Simplified Employee Pension Plans (described in Section 408(k)). Such plans are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Corporate employers intending to use these contracts in connection with such plans should seek competent advice.

  2. TAX SHELTERED ANNUITIES UNDER SECTION 403(B)

    Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, exclude such contributions from gross income. Generally, such contributions may not exceed the lesser of $9,500 or 20% of the employees "includable compensation" for his most recent full year of employment, subject to other adjustments. Special provisions may allow some employees to elect a different overall limitation.

    Tax-sheltered annuity programs under Section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT unless such distribution is made:


    (a) after the participating employee attains age 59 1/2;


    (b) upon separation from service;

    (c) upon death or disability, or

    (d) in the case of hardship.


    The above restrictions apply to distributions of employee contributions made after December 31, 1988, earnings on those contributions, and earnings on amounts attributable to employee contributions held as of December 31, 1988. They do not apply to distributions of any employer or other after-tax contributions, employee contributions made on or before December 31, 1988 and earnings credited to employee contributions before December 31, 1988.


  3. DEFERRED COMPENSATION PLANS UNDER SECTION 457.


    Employees and independent contractors performing services for such employers may contribute on a before tax basis to the Deferred Compensation Plan of their employer in accordance with the employer's plan and Section 457 of the Code. Section 457 places limitations on contributions to Deferred Compensation Plans maintained by a State or other tax-exempt organization. ("State" means a state, a political sub-division of a State, and an agency or instrumentality of a State or political sub-division of a State.) Generally, the limitation is 33 1/3% of includable compensation (typically 25% of gross compensation) or $7,500 (indexed), whichever is less. The plan may also provide for additional "catch-up" deferrals during the three taxable years ending before a Participant attains normal retirement age.



    An employee electing to participate in a Deferred Compensation Plan should understand that his or her rights and benefits are governed strictly by the terms of the plan and that the employer is the legal owner of any contract issued with respect to the plan. The employer, as owner of the contract(s), retains all voting and redemption rights which may accrue to the contract(s) issued with respect to the plan. The participating employee should look to the terms of his or her plan for any charges in regard to participating therein other than those disclosed in this Prospectus. Participants should also be aware that effective August 20, 1996, the Small Business Job Protection Act of 1996 requires that all assets and income of an eligible Deferred

  Compensation Plan established by a governmental employer which is a State, a political subdivision of a State, or any agency or instrumentality of a State or political subdivision of a State, must be held in trust (or under certain specified annuity contracts or custodial accounts) for the exclusive benefit of Participants and their Beneficiaries. Special transition rules apply to such governmental Deferred Compensation Plans already in existence on August 20, 1996, and provide that such plans need not establish a trust before January 1, 1999. However, this requirement does not apply to amounts under a Deferred Compensation Plan of a tax-exempt (non-governmental) organization and such amounts will be subject to the claims of such tax-exempt employer's general creditors.


    In general, distributions from a Section 457 Deferred Compensation Plan are prohibited unless made after the participating employee attains the age specified in the plan, separates from service, dies, or suffers an unforeseeable financial emergency. Present federal tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan except for transfers to other Section 457 plans in limited cases.



  4. INDIVIDUAL RETIREMENT ANNUITIES UNDER SECTION 408.


    Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("IRAs"). IRAs are subject to limitations on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain qualified plans may be "rolled-over" on a tax-deferred basis into an IRA.


  5. TAX PENALTIES


    Distributions from retirement plans are generally taxed under Section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution which bears the same ratio as the after-tax contributions bear to the expected return.


    A. PREMATURE DISTRIBUTION.



    Distributions from a qualified plan before the Participant attains age
  59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty does not apply to distributions made after the employee's death, on account of disability, for eligible medical expenses and distributions in the form of a life annuity and, except in the case of an IRA, certain distributions after separation from service at or after age 55. A life annuity is defined as a scheduled series of substantially equal periodic payments for the life or life expectancy of the Participant (or the joint lives or life expectancies of the Participant and Beneficiary).



    B. MINIMUM DISTRIBUTION TAX.


    If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% tax on the amount that was not properly distributed.


    An individual's interest in a retirement plan must generally be distributed, or begin to be distributed, not later than April 1 of the calendar year following the later of (i) the calendar year in which the individual attains age 70 1/2 or (ii) the calendar year in which the individual retires from service with the employer sponsoring the plan ("required beginning date"). However, the required beginning date for an individual who is a five percent (5.00%) owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2. The entire interest of the Participant must be distributed beginning no later than this required beginning date over a period which may not extend beyond a maximum of the life expectancy of the Participant and a designated Beneficiary. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.



    If an individual dies before reaching his or her required beginning date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated Beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the Beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

    If an individual dies after reaching his or her required beginning date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

    C. EXCESS DISTRIBUTION TAX.


    If the aggregate distributions from all IRAs and certain other qualified plans in a calendar year exceed the greater of (i) $150,000 or (ii) $112,500, as indexed for inflation, a penalty tax of 15% is generally imposed on the excess portion of the distribution.



    D. WITHHOLDING.



    Periodic distributions from a qualified plan lasting for a period of ten or more years are generally subject to voluntary income tax withholding. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form. Otherwise, the amount withheld on such distributions is determined at the rate applicable to wages as if the recipient were married claiming three exemptions.


    Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient may elect not to have withholding apply.

    Nonperiodic distributions from other qualified plans are generally subject to mandatory income tax withholding at the flat rate of 20% unless such distributions are:

    1)  the non-taxable portion of the distribution;

    2)  required minimum distributions;

    3)  eligible rollover distributions.

    Eligible rollover distributions are direct payments to an IRA or to another qualified employer plan.


    In general, distributions from plans described in Section 457 of the Code are subject to regular wage withholding rules.


  D. DIVERSIFICATION REQUIREMENTS.


    Section 817 of the Code provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a contract is not treated as an annuity contract, the Contract Owner will be subject to income tax on the annual increases in cash value.


    The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated assets account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investment, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the Contract Owner must agree to pay the tax due for the period during which the diversification requirements were not met.


    Hartford monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. Hartford intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.


  E. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

    In order for a variable annuity contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner. The IRS has issued several rulings which discuss investor control. The IRS has ruled that incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.


    Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of "variable contract." The final regulations issued under
  Section 817 did not provide guidance regarding investor control, and as of the date of this Prospectus, no other such guidance has been issued. Further, Hartford does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Contract Owner could be considered the owner of the assets for tax purposes. Hartford reserves the right to modify the contracts, as necessary, to prevent Contract Owners from being considered the owners of the assets in the separate accounts.


  F. NON-NATURAL PERSONS, CORPORATIONS

    The annual increase in the value of the contract is currently includable in gross income of a non-natural person. There is an exception for annuities held by structured settlement companies and annuities held by an employer with respect to a terminated pension plan. A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

  G. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.


                                 MISCELLANEOUS

WHAT ARE MY VOTING RIGHTS?


    Hartford shall notify the Contract Owner of any Fund shareholders' meeting if the shares held for the Contract Owner's accounts may be voted at such meetings. Hartford shall also send proxy materials and a form of instruction by means of which the Contract Owner can instruct Hartford with respect to the voting of the Fund shares held for the Contract Owner's account. In connection with the voting of Fund shares held by it, Hartford shall arrange for the handling and tallying of proxies received from Contract Owners. Hartford as such, shall have no right, except as hereinafter provided, to vote any Fund shares held by it hereunder which may be registered in its name or the names of its nominees. Hartford will, however, vote the Fund shares held by it in accordance with the instructions received from the Contract Owners for whose accounts the Fund shares are held. If a Contract Owner desires to attend any meeting at which shares held for the Contract Owner's benefit may be voted, the Contract Owner may request Hartford to furnish a proxy or otherwise arrange for the exercise of voting rights with respect to the Fund shares held for such Contract Owner's account. In the event that the Contract Owner gives no instructions or leaves the manner of voting discretionary, Hartford will vote such shares of the appropriate Fund, including any of its own shares in the same proportion as shares of that Fund for which instructions have been received.

    Every Participant under a contract issued with respect to DC-II who has a full (100%) vested interest under a group contract, shall receive proxy material and a form of instruction by means of which Participants may instruct the Contract Owner with respect to the number of votes attributable to his individual participation under a group contract.

    A Contract Owner or Participant, as appropriate, is entitled to one full or fractional vote for each full or fractional Accumulation or Annuity Unit owned. The Contract Owner has voting rights throughout the life of the contract. The vested Participant has voting rights for as long as participation in the contract continues. Voting rights attach only to Separate Account interests.

    During the Annuity period under a contract the number of votes will decrease as the assets held to fund Annuity benefits decrease.

WILL OTHER CONTRACTS BE PARTICIPATING IN THE SEPARATE ACCOUNTS?

    In addition to the contracts described in this Prospectus, it is contemplated that other forms of group or individual annuities may be sold providing benefits which vary in accordance with the investment experience of the Separate Accounts.

HOW ARE THE CONTRACTS SOLD?

    Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account.


    HSD is a wholly-owned subsidiary of Hartford. The principal business address of HSD is the same as that of Hartford.



    The securities will be sold by salespersons of HSD who represent Hartford as insurance and Variable Annuity agents and who are registered representatives of Broker-Dealers who have entered into distribution agreements with HSD.


    HSD is registered with the Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the NASD.


    Compensation will be paid by Hartford to registered representatives for the sale of contracts up to a maximum of 5.00% of Contributions and 0.25% per year of the value of the contract. Sales compensation may be reduced.


WHO IS THE CUSTODIAN OF THE SEPARATE ACCOUNTS' ASSETS?


    Hartford is the custodian of the Separate Accounts' assets.


ARE THERE ANY MATERIAL LEGAL PROCEEDINGS AFFECTING THE SEPARATE ACCOUNTS?


    There are no material legal proceedings pending to which the Separate Account is a party. Counsel with respect to federal laws and regulations applicable to the issue and sale of the contracts and with respect to Connecticut law is Lynda Godkin, General Counsel, Hartford Life Insurance Companies, P. O. Box 2999, Hartford, CT 06104-2999.


ARE YOU RELYING ON ANY EXPERTS AS TO ANY PORTION OF THIS PROSPECTUS?


    The audited consolidated financial statements and financial statement schedules included in this Prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to said report on the consolidated financial statements of Hartford Life Insurance Company (the Depositor), which includes an explanatory paragraph with respect to the change in method of accounting for debt and equity securities as of January 1, 1994, as discussed in Note 2 of Notes to Consolidated Financial Statements. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

HOW MAY I GET ADDITIONAL INFORMATION?

    Inquiries will be answered by calling your representative or by writing:


    Hartford Life Insurance Company
    Attn: RPVA Administration
    P.O. Box 2999
    Hartford, CT 06104-2999

                                    APPENDIX
                ACCUMULATION PERIOD UNDER PRIOR GROUP CONTRACTS


    Such contracts are no longer being issued. Contract Owners may continue to make Contributions to the contracts subject to the following charges.

A. DEDUCTIONS UNDER THE PRIOR GROUP CONTRACTS FOR SALES EXPENSES, THE MINIMUM DEATH BENEFIT GUARANTEE AND ANY APPLICABLE PREMIUM TAXES.

    Contributions made to a Participant's Individual Account pursuant to the terms of contracts issued after December 7, 1981 and prior to May 2, 1983 are subject to the following:


    No deductions for sales expenses is made at the time of allocation of Contributions to the contracts. A deduction of six percent (6%) is made from the amount surrendered from any Participant's Individual Account under a Master Contract during the first ten Participant's Contract Years and five percent (5%) thereafter prior to the Annuity Commencement Date.


    The full value of a surrender is subject to such changes with the provision that such charges will in no event ever exceed 8.50% when applied as a percentage against the sum of all Contributions to a Participant's Individual Account.

    No deduction for contingent deferred sales charges will be made: (1) in the event of death of a Participant; or (2) if the value of a Participant's Individual Account is paid out under one of the available annuity options under the contracts; or, (3) if, on Public Employee Deferred Compensation Plans only, a Participant in a Plan makes a financial hardship withdrawal as defined in the Regulations issued by the IRS with respect to the IRC Section 457 governmental deferred compensation plans. The Plan of the Employer must also provide for such hardship withdrawals.


    Hartford reserves the right to limit any increase in the Contributions made to a Participant's Individual Account to not more than three times the total Contributions made on behalf of such Participant during the initial 12 consecutive months of the Account's existence under the contract of the present guaranteed deduction rates. Increases in excess of those described will be accepted only with the consent of Hartford and subject to the then current deductions being made for sales charges, the Minimum Death Benefit guarantee and mortality and expense undertaking.


    Each contract provides for experience rating of the deduction for sales expenses and/or the Annual Contract Fee. In order to experience rate a contract, actual sales costs applicable to a particular contract are determined. If the costs exceed the amounts deducted for such expenses, no additional deduction will be made. If however, the amounts deducted for such expenses exceed actual costs, Hartford, in its discretion, may allocate all, a portion, or none of such excess as an experience rating credit. If such an allocation is made, the experience credit will be made as considered appropriate: (1) by a reduction in the amount deducted from subsequent contributions for sales expenses; (2) by the crediting of a number of additional Accumulation Units or by Annuity Units, as applicable, without deduction of any sales or other expenses therefrom; (3) or by waiver of the Annual Contract Fees or by a combination of the above. To date experience rating credits have been provided on certain cases.

B. DEDUCTIONS FOR MORTALITY AND EXPENSE ADMINISTRATIVE UNDERTAKINGS, ANNUAL CONTRACT FEE AND PREMIUM TAXES.

  1. MORTALITY AND EXPENSE UNDERTAKINGS


    Although variable annuity payments made under the contracts will vary in accordance with the investment performance of the Fund shares, the payments will not be affected by (a) Hartford's actual expenses, if greater than the deductions provided for in the contracts, or (b) Hartford's actual mortality experience among Annuitants after retirement because of the expense and mortality undertakings by Hartford.



    In providing an expense undertaking, Hartford assumes the risk that the deductions for sales expenses, the Annual Contract Fee and the Minimum Death Benefit during the Accumulation Period may be insufficient to cover the actual costs of providing such items.

    The mortality undertaking provided by Hartford under the contracts, assuming the selection of one of the forms of life annuities, is to make monthly annuity payments (determined in accordance with the annuity tables and other provisions contained in the contract) to Contract Owners or Annuitant's Accounts regardless of how long an Annuitant may live and regardless of how long all Annuitants as a group may live. This undertaking assures a Contract Owner that neither the longevity of an Annuitant nor an improvement in life expectancy will have any adverse effect on the monthly annuity payments the Employees will receive under the contract. It thus relieves the Contract Owner from the risk that Participants in the Plan will outlive the funds accumulated.



    The mortality undertaking is based on Hartford's actuarial determination of expected mortality rates among all Annuitants. If actual experience among Annuitants deviates from Hartford's actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, Hartford must provide amounts from its general funds to fulfill its contract obligations. In that event, a loss will fall on Hartford. Conversely, if longevity among Annuitants is lower than anticipated, a gain will result to Hartford.



    For assuming these risks Hartford makes a minimum daily charge against the value of the average daily assets held under DC-I and DC-II, as appropriate, of 1.25% with respect to the Bond Fund and Money Market Fund Sub-Accounts where available, on an annual basis. This rate may be periodically increased by Hartford subject to a maximum annual rate of 2.00%. However, no increase will occur unless the Securities and Exchange Commission first approves the increase.


  2. ANNUAL CONTRACT FEE

    There will be an Annual Contract Fee deduction in the amount of $10.00 from the value of each such Participant's Individual Account under the contracts, except as set forth below.

    This fee will be deducted from the value of each such account on the last business day of each calendar year; provided, however, that if the value of a Participant's Individual Account is redeemed in full at any time before the last business day of the year, then the Annual Contract Fee charge will be deducted from the proceeds of such redemption. No contract fee deduction will be made during the Annuity Payment period under the contracts.

    In the event that the Contributions made on behalf of a Participant are allocated partially to the fixed annuity portion of the Participant's Individual Account and partially to the variable annuity portion of the Participant's Individual Account, then the Annual Contract Fee will be deducted first from the value of the fixed annuity portion of the Participant's Individual Account. If the value of the fixed annuity portion of the Participant's Individual Account is insufficient to pay the fee, then any deficit will be deducted from the value of the variable annuity portion of the Participant's Individual Account in the following manner: if there are no accumulation units in the General Account or if their value is less than $10.00, the General Account portion of an account will be made against values held in the Stock Fund Sub-Account of DC-I. If the Stock Fund Sub-Account values are insufficient to cover the fee, the fee shall be deducted from the account values held in the Bond Fund Sub-Account of DC-I. In the event that the Contributions made on behalf of a Participant are allocated partially to the General Account and partially to the Separate Account, the Annual Contract Fee will be charged against the Separate Account and General Account on a pro rate basis.

  3. PREMIUM TAXES

    A deduction is also made for Premium Taxes, if applicable. On any contract subject to Premium Taxes, the tax will be deducted from the Contributions when received, from the proceeds at surrender, or from the amount applied to effect an annuity at the time annuity payments commence.

                               TABLE OF CONTENTS
                                      FOR
                      STATEMENT OF ADDITIONAL INFORMATION


                          SECTION                             PAGE
------------------------------------------------------------  ----
DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY..............
SAFEKEEPING OF ASSETS.......................................
INDEPENDENT PUBLIC ACCOUNTANTS..............................
DISTRIBUTION OF CONTRACTS...................................
CALCULATION OF YIELD AND RETURN.............................
PERFORMANCE COMPARISONS.....................................
FINANCIAL STATEMENTS........................................

This form must be completed for all tax-sheltered annuities.

                     SECTION 403(B)(11) ACKNOWLEDGMENT FORM

    The Hartford variable annuity contract which you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:

        a.  attained age 59 1/2

        b.  terminated employment

        c.  died, or

        d.  become disabled.

Distributions of post December 31, 1988 contributions may also be made if you have experienced a financial hardship. Also there may be a 10% penalty tax for distributions made because of financial hardship or separation from service. Also, please be aware that your 403(b) Plan may also offer other financial alternatives other than the Hartford variable annuity. Please refer to your Plan.

Please complete the following and return to:


    Hartford Life Insurance Company
    Attn: RPVA Administration
    P.O. Box 2999
    Hartford, CT 06104-2999



Name of Contract Owner/Participant: ____________________________________________
Address: _______________________________________________________________________
City or Plan/School District: __________________________________________________
Date: __________________________________________________________________________
Participant No.: _______________________________________________________________
Signature: _____________________________________________________________________

    To obtain a Statement of Additional
Information, complete the form below and mail to:


    Hartford Life Companies
    Attn: RPVA Administration
    P. O. Box 2999
    Hartford, CT 06104-2999



    Please send a Statement of Additional
Information for Separate Account DC-I and Separate
Account Two (DC-II) (Form HV-1524-18) to me at the following address.


    __________________________________________
                       (name)
     __________________________________________
                     (address)
     __________________________________________
         (city/state)            (zip code)

     PRINCIPAL UNDERWRITER
     Hartford Equity Sales Company, Inc. (HESCO)
     Hartford Plaza, Hartford, CT 06115
                                                                        HARTFORD
     INDEPENDENT AUDITORS FOR HARTFORD
     LIFE INSURANCE COMPANY AND
     THE GENERAL ACCOUNT OPTION
                                                                  LIFE INSURANCE
     Arthur Andersen & Co.
     Hartford, Connecticut 06103
                                                                         COMPANY
     INSURER
     Hartford Life Insurance Company
     Executive Offices: P.O. Box 2999
     Hartford, CT 06104-2999
                                                       DC VARIABLE ACCOUNT-I AND
                                               DC VARIABLE ACCOUNT-II PROSPECTUS
                                                     INCLUDING THE PROSPECTUS OF
                                                                       THE FUNDS

                                                                     MAY 1, 1997

                                                Group Variable Annuity Contracts

    The Master Contracts described in this prospectus are sold only by Gardner & White. General Agents of Hartford
Life Insurance Company.
   [LOGO]

      HV-1524-18
     HARTFORD LIFE INSURANCE COMPANY
     P.O. BOX 2999, HARTFORD, CT 06104-2999
                                                                 BULK RATE
                                                                U.S. POSTAGE
                                                                    PAID
                                                                PERMIT NO. 1
                                                              HARTFORD, CONN.